As filed with the Securities and Exchange Commission on February 24, 2026
Securities Act File No. 333‑228832
Investment Company Act File No. 811‑23402

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre‑Effective Amendment No.	☐

Post-Effective Amendment No. 160	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 162	☒

BLACKROCK ETF TRUST
(Exact Name of Registrant as Specified in Charter)
100 Bellevue Parkway, Wilmington, Delaware 19809
United States of America
(Address of Principal Executive Offices)
Registrant’s Telephone Number (including area code): (800) 441‑7762
John M. Perlowski
BlackRock ETF Trust
50 Hudson Yards
New York, New York 10001
United States of America
(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: Bryan Chegwidden, Esq. Jeremy C. Smith, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036	Janey Ahn, Esq. BlackRock Fund Advisors 50 Hudson Yards New York, New York 10001

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 27, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
This filing relates solely to the following Fund, a series of BlackRock ETF Trust:
iShares Prime Money Market ETF

FEBRUARY 27, 2026

2026 Prospectus

BlackRock ETF Trust
● iShares Prime Money Market ETF | PMMF | NYSE
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

BlackRock® is a registered trademark of BlackRock Fund Advisors and its affiliates.

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iSHARES PRIME MONEY MARKET ETF
Ticker: PMMF      Stock Exchange: NYSE
Investment Objective
The iShares Prime Money Market ETF (the “Fund”) seeks as high a level of current income as is consistent with liquidity and stability of principal.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” The investment advisory agreement between BlackRock ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b‑1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
0.20%	None	0.00%	0.20%

1	Amount rounds to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, and commercial obligations and repurchase agreements. The Fund invests in securities maturing in 397 days or less (with certain exceptions) and the portfolio will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.
In addition, the Fund may invest in mortgage- and asset-backed securities, short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions and derivative securities such as tender option bonds, beneficial interests in municipal trust certificates and partnership trusts. The Fund may also invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The Fund’s Board of Trustees (the “Board”) has determined that the Fund qualifies as a “money market fund” pursuant to Rule 2a‑7 under the Investment Company Act of 1940, as amended (“Rule 2a‑7”).
The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a‑7, and other rules of the Securities and Exchange Commission (“SEC”).
Unlike a traditional money market fund, the Fund operates as an exchange traded fund (“ETF”). As an ETF, the Fund’s shares are traded on the New York Stock Exchange LLC (“NYSE”) and the market price of the Fund’s shares will generally fluctuate in accordance with changes in net asset value per share (“NAV”) as well as the relative supply of, and demand for, shares on the NYSE.
You could lose money by investing in the Fund.
The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. Because the share price and NAV of the Fund will fluctuate, when shares are sold (or redeemed, in the case of an Authorized Participant), they may be worth more or less than what was originally paid for them. The Fund may impose a fee upon the sale of shares by Authorized Participants. The Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. Certain key risks are prioritized below (with others following in alphabetical order), but the relative significance of any risk is difficult to predict and may change over time. You should review each risk factor carefully.
Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will be unable or unwilling to make timely payments of interest and principal when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
Interest Rate Risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and may detract from the Fund’s ability to achieve its investment objective.
Repurchase Agreements Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.
Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means that you may lose money.

Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined below in Authorized Participant Concentration Risk), a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, or another fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of creation units (“Creation Units”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Cash Transactions Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in‑kind securities. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in‑kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid‑ask spreads or greater premiums or discounts to the Fund’s NAV.
Discretionary Liquidity Fee Risk. The Board, or its delegate, has discretion to impose a liquidity fee of up to 2% upon the redemption of shares if the Board or its delegate determines that is in the best interest of the Fund. Accordingly, redemptions by Authorized Participants may be subject to a discretionary liquidity fee when an Authorized Participant redeems shares, which may impact the Fund’s price on the NYSE. A potential liquidity fee, even if not imposed, may also impact the Fund’s share price on the NYSE.
Investors trading on the NYSE will not be directly subject to the discretionary liquidity fee.
Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
Foreign Exposure Risk. Securities issued or supported by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest.
Income Risk. Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may invest in the Fund and hold their investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non‑redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. These large redemptions may also force the Fund to sell portfolio securities or other assets when it might not otherwise do so, which may negatively impact the Fund’s NAV, increase the Fund’s brokerage costs and/or have a material effect on the market price of the Fund shares.

Mandatory Liquidity Fee Risk. The Board, or its delegate, must impose a mandatory liquidity fee upon all shares redeemed if the Fund’s net redemptions on any business day exceed 5% of the Fund’s net assets, unless the liquidity costs are de minimis. Accordingly, redemptions by Authorized Participants may be subject to a mandatory liquidity fee at certain times, which may impact the Fund’s price on the NYSE. A potential liquidity fee, even if not imposed, may also impact the Fund’s share price on the NYSE. Investors trading on the NYSE will not be directly subject to the mandatory liquidity fee.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Fund shares. Any of these factors, among others, may lead to the Fund’s shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Mortgage- and Asset-Backed Securities Risks. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Operational and Technology Risks. The Fund is directly and indirectly susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Risk of Investing in the United States. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Treasury Obligations Risk. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non‑payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
U.S. Government Obligations Risk. Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non‑payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Variable and Floating Rate Instrument Risk. Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.
When-Issued and Delayed Delivery Securities and Forward Commitments Risk. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Performance Information
As of the date of this prospectus (the “Prospectus”), the Fund does not have a full calendar year of performance information to report.
Management
Investment Adviser. The Fund’s investment adviser is BFA.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid‑ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax‑deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”), in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Fund
This Prospectus contains important information about investing in iShares Prime Money Market ETF (the “Fund”), a non‑retail, non‑government money market fund pursuant to Rule 2a‑7 (“Rule 2a‑7”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.blackrock.com.
BlackRock Fund Advisors (“BFA”) is the investment adviser to the Fund. Shares of the Fund are listed for trading on the New York Stock Exchange LLC (“NYSE”). The market price for a share of the Fund may be different from the Fund’s most recent net asset value (“NAV”).
Additional Information on Principal Investment Strategies.
The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal. The Fund’s investment objective is a non‑fundamental policy and may be changed without shareholder approval.
The Fund seeks to achieve its investment objective by investing, under normal circumstances, in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, and commercial obligations and repurchase agreements. The Fund invests in securities maturing in 397 days or less (with certain exceptions) and the portfolio will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.
In addition, the Fund may invest in mortgage- and asset-backed securities, short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions and derivative securities such as tender option bonds, beneficial interests in municipal trust certificates and partnership trusts. The Fund may also invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.
The Fund’s Board of Trustees (the “Board”) has determined that the Fund will operate as an exchange traded fund (“ETF”) pursuant to Rule 6c‑11 under the 1940 Act and the Fund will also qualify as a “money market fund” pursuant to Rule 2a‑7.
The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act, and other rules of the Securities and Exchange Commission (“SEC”).
Unlike a traditional money market fund, the Fund operates as an ETF. As an ETF, the Fund’s shares trade on the NYSE and the market price of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, shares on the NYSE. You could lose money by investing in the Fund.
Pursuant to Rule 2a‑7, the Fund will generally limit its purchases of any one issuer’s securities (other than U.S. Government obligations and repurchase agreements collateralized by such securities) to 5% of the Fund’s total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing exception at any one time.
During periods of unusual market conditions or during temporary defensive periods, the Fund may depart from its principal investment strategies. The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of BFA, suitable tax‑exempt obligations are unavailable. Uninvested cash reserves may not earn income.
The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index.
How the Fund Invests.

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The Fund will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The “dollar-weighted average maturity” of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt.

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“Dollar-weighted” means the larger the dollar value of a debt security based on its market value in the Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security as having a maturity equal to the time remaining to the security’s next interest rate reset date or the period remaining until the principal amount can be recovered through demand rather than the security’s actual maturity. “Dollar-weighted average life” means the dollar-weighted average maturity of the Fund’s portfolio calculated without reference to the exceptions used for variable or floating rate securities regarding the use of the interest rate reset dates in lieu of the security’s actual maturity date.

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Pursuant to Rule 2a‑7, the Fund is subject to a “general liquidity requirement” that requires that the Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the 1940 Act regarding share redemptions and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, BFA must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this may require the Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.

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The Fund will not acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities.

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The Fund will not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 25% of its total assets would be invested in daily liquid assets, and the Fund will not acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 50% of its total assets would be invested in weekly liquid assets. “Daily liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; (iii) securities that will mature, as determined without reference to the maturity shortening provisions of Rule 2a-7 regarding interest rate readjustments, or are subject to a demand feature that is exercisable and payable within one business day; and (iv) amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. “Weekly liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; (iii) U.S. Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity without provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature, as determined without reference to the maturity shortening provisions of Rule 2a-7 regarding interest rate readjustments, or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

Investment Process. The Fund invests in securities maturing within 397 days or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Fund may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days.
The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a‑7 under the 1940 Act, and other rules of the SEC. The Fund will purchase only securities that are “Eligible Securities.” When required under Rule 2a-7, BFA will determine whether an instrument presents minimal credit risk pursuant to guidelines approved by the Board.
“Eligible Securities” include (1) securities with a remaining maturity of 397 calendar days or less (with certain exceptions) that BFA determines present minimal credit risks to the fund after considering certain factors; (2) securities issued by other registered investment companies that are money market funds; or (3) securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

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Principal Investments.
The section below describes the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the Statement of Additional Information (the “SAI”).
Bank Obligations. The Fund may purchase obligations of issuers in the banking industry, such as bank holding company obligations, bank commercial paper, certificates of deposit, bank notes and time deposits issued or supported by the credit of domestic banks or savings institutions and U.S. dollar-denominated instruments issued or supported by the credit of foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund may also make interest-bearing savings deposits in domestic commercial and savings banks. The Fund may also invest in obligations of foreign banks or foreign branches of U.S. banks where BFA deems the instrument to present minimal credit risk.
Commercial Paper. The Fund may invest in commercial paper, short-term notes and corporate bonds of domestic corporations that meet the Fund’s quality and maturity requirements, which are short-term securities with maturities of 1 to 397 days, issued by banks, corporations and others. In addition, commercial paper purchased by the Fund may include instruments issued by foreign issuers.
Funding Agreements. The Fund may make investments in obligations, such as guaranteed investment contracts and similar funding agreements, issued by highly rated U.S. insurance companies. Funding agreement investments that do not provide for payment within seven days after notice are subject to the Fund’s policy regarding investments in illiquid securities.
Master Demand or Term Notes. The Fund may invest in master demand or term notes payable in U.S. dollars and issued or guaranteed by U.S. and foreign corporations or other entities. A master demand or term note typically permits the investment of varying amounts by the Fund under an agreement between the Fund and an issuer. The principal amount of a master demand or term note may be increased from time to time by the parties (subject to specified maximums) or decreased by the issuer. In some instances, such notes may be supported by collateral. Collateral, if any, for a master demand or term note may include types of securities that the Fund could not hold directly.
Mortgage‑ and Asset-Backed Obligations. The Fund may invest in debt securities that are backed by a pool of assets, usually loans such as mortgages, installment sale contracts, credit card receivables or other assets (“asset-backed securities”). The Fund may also invest in certain mortgage-related securities, such as bonds that are backed by cash flows from pools of mortgages and may have multiple classes with different payment rights and protections (“collateralized mortgage obligations” or “CMOs”) issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Purchasable mortgage-related securities also include adjustable rate securities. The Fund currently intends to hold CMOs only as collateral for repurchase agreements.
Municipal Obligations. The Fund may, when deemed appropriate by BFA in light of its investment objective, invest in high quality, short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions and derivative securities, such as tender option bonds, beneficial interests in municipal trust certificates and partnership trusts (“Municipal Obligations”) issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.
Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are similar in certain respects to collateralized loans, but are structured as a purchase of securities by the Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation. Collateral for the Fund’s repurchase agreements may include cash, obligations issued by the U.S. Government or its agencies or instrumentalities, and obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or, if unrated, determined to be of comparable quality by BFA pursuant to guidelines approved by the Board. For the Fund, however, collateral is not limited to the foregoing and may include, for example, obligations rated in any category by NRSROs. Additionally, collateral for a repurchase agreement may include other types of securities, including equity securities and other fixed income securities, that the Fund could not hold directly without the repurchase obligation.

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The Fund may transfer uninvested cash balances into a single joint account at the Fund’s custodian bank, the daily aggregate balance of which will be invested in one or more repurchase agreements.
U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities and sponsored enterprises, and related custodial receipts.
U.S. Treasury Obligations. The Fund may invest in direct obligations of the U.S. Treasury. The Fund may also invest in Treasury receipts where the principal and interest components are traded separately under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.
Variable and Floating Rate Instruments. The Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.
When-Issued, Delayed Delivery and Forward Commitment Transactions. The Fund may transact in securities on a when-issued, delayed delivery or forward commitment basis. The Fund expects that commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase securities on a when-issued, delayed delivery or forward commitment basis for speculative purposes but only in furtherance of its investment objective. The Fund does not receive income from securities purchased on a when-issued, delayed delivery or forward commitment basis prior to delivery of such securities.
Other Strategies
In addition to the principal investments/strategies discussed above, the Fund may also invest or engage in the following investments/strategies:
Illiquid Investments. The Fund will not invest more than 5% of the value of its respective total assets in illiquid securities that it cannot sell in the ordinary course within seven days at approximately current value.
Investment Company Securities. The Fund may invest in securities issued by other open‑end or closed‑end investment companies, including affiliated investment companies, as permitted by the 1940 Act. A pro rata portion of the other investment companies’ expenses may be borne by the Fund’s shareholders. These investments may include, as consistent with the Fund’s investment objective and policies, certain variable rate demand securities issued by closed‑end funds, which invest primarily in portfolios of taxable or tax‑exempt securities.
Restricted Securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include Rule 144A securities, which are privately placed securities that can be resold to qualified institutional buyers but not to the general public, and securities of U.S. and non‑U.S. issuers that are offered pursuant to Regulation S under the Securities Act of 1933, as amended.
Securities Lending. The Fund may lend its securities with a value of up to one‑third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan.
How the Fund Trades
The Fund’s NAV per share will be quoted to the sixth decimal place (e.g., $100.000000) in connection with transactions in Creation Units, and is expected to fluctuate from time to time. The Fund’s share price will be calculated to less decimal places in connection with transactions on the NYSE, and is expected to fluctuate from time to time and may be different from the Fund’s NAV per share.
The Board, or its delegate, will be required to impose a mandatory liquidity fee on redemptions from the Fund by Authorized Participants when net redemptions in the Fund exceed 5% of the Fund’s net assets on any business day, unless the liquidity costs are de minimis. Additionally, the Board, or its delegate, may impose a discretionary liquidity fee on redemptions from the Fund by Authorized Participants (up to 2%) under certain circumstances. Please see the section below titled “Mandatory and Discretionary Liquidity Fees” for additional information about mandatory and discretionary liquidity fees. While the liquidity fees are not charged to investors trading on the NYSE, prices when

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purchasing and selling the Fund’s shares on the NYSE can be indirectly impacted by the liquidity fees being charged to Authorized Participants.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. Because the share price and NAV of the Fund will fluctuate, when shares are sold (or redeemed, in the case of an Authorized Participant), they may be worth more or less than what was originally paid for them. The Fund may impose a fee upon the sale of shares by Authorized Participants. The Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. The order of the below risk factors does not indicate the significance of any particular risk factor. The Fund discloses its portfolio holdings daily at www.blackrock.com.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser, an affiliate of the Fund’s adviser, or another fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. There are a limited number of institutions that may act as Authorized Participants for the Fund, including on an agency basis on behalf of other market participants. No Authorized Participant is obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or do not place creation or redemption orders for the Fund and no other Authorized Participant places orders, Fund shares are more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for the Fund because it may invest in securities issued by non‑U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for Authorized Participants, which may limit the number of Authorized Participants that engage with the Fund.
Cash Transactions Risk. Unlike most other ETFs, the Fund expects to effect all of its creations and redemptions for cash, rather than in‑kind securities. Paying redemption proceeds in cash rather than through in‑kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in‑kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in‑kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at greater bid‑ask spreads or greater premiums or discounts to the Fund’s NAV.
Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will be unable or unwilling to make timely payments of interest and principal when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Discretionary Liquidity Fee Risk. The Board, or its delegate, has discretion to impose a liquidity fee of up to 2% upon the redemption of shares if the Board or its delegate determines that is in the best interest of the Fund. Accordingly, redemptions by Authorized Participants may be subject to a discretionary liquidity fee when an Authorized Participant redeems shares which may impact the Fund’s price on the NYSE. A potential liquidity fee, even if not imposed, may also impact the Fund’s share price on the NYSE. Investors trading on the NYSE will not be directly subject to the discretionary liquidity fee.

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Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Foreign Exposure Risk. Securities issued or supported by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest.
Income Risk. The Fund’s yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
Interest Rate Risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. These redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Fund’s shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains, and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non‑redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price.
To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the Fund’s shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Mandatory Liquidity Fee Risk. The Board, or its delegate, must impose a mandatory liquidity fee upon all shares redeemed if the Fund’s net redemptions on any business day exceed 5% of the Fund’s net assets, unless the liquidity costs are de minimis. Accordingly, redemptions by Authorized Participants may be subject to a mandatory liquidity fee at certain times, which may impact the Fund’s price on the NYSE. A potential liquidity fee, even if not imposed, may also impact the Fund’s share price on the NYSE. Investors trading on the NYSE will not be directly subject to the mandatory liquidity fee.

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Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
Market Trading Risk. The Fund faces numerous market trading risks, any of which may lead to its shares trading in the secondary market at a premium or discount to NAV or to the intraday value of the Fund’s portfolio holdings. If you buy Fund shares at a time when the market price is at a premium to NAV or sell Fund shares at a time when the market price is at a discount to the NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund shares.
Absence of an Active Primary Market. Although Fund shares are listed for trading on one or more stock exchanges, there can be no assurance that an active primary trading market for Fund shares will develop or be maintained by market makers or Authorized Participants.
Secondary Listing Risks. The Fund’s shares may be listed or traded on U.S. and non‑U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. Fund shares also may be available to non‑U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for exchange listing or market trading. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information that is available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to create or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts to NAV than might be experienced at times when the Fund accepts creation and redemption orders. Securities held by the Fund may be traded in markets that close at a different time than an exchange on which Fund shares are traded. Liquidity in those securities may be reduced after the applicable closing time. As a result, during the time when the exchange is open but after the applicable market closing, fixing or settlement time, there may be wider bid/ask spreads on the exchange and a greater premium or discount to NAV.
In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, and an investor may be unable to sell their Fund shares.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In times of extraordinary market volatility, Fund shares may be subject to trading halts pursuant to “circuit breaker” rules of a stock exchange or market. If there is a trading halt or unanticipated closure of an exchange or market, an investor may be unable to purchase or sell Fund shares. In addition, if trading in certain securities or financial instruments is restricted, this may disrupt the Fund’s creation/redemption process, affect the price at which Fund shares trade in the secondary market, and result in the Fund being unable to trade certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio or accurately price its portfolio holdings and may incur substantial trading losses.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.

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Fund Shares May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s portfolio holdings. The trading price of the Fund’s shares fluctuates throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during times of market volatility, significant redemption requests, or other unusual market conditions.
However, because Fund shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the Fund’s NAV are not likely to be sustained over the long term (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem the Fund’s shares if there is a lack of an active market for such shares or the Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Fund shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread,” which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread varies over time for Fund shares based on trading volume and market liquidity. It is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. Increased market volatility also may cause wider spreads. In addition, there may be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results, and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Mortgage‑ and Asset-Backed Securities Risks. Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.
Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.
Mortgage-backed securities may be either pass-through securities or CMOs. Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an “inverse floater”). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is

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possible that the Fund could lose all or substantially all of its investment. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.
The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) and a decline in or flattening of real estate values (in each case as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:
General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
Tax‑Exempt Status Risk — In making investments, the Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax‑exempt status of interest on municipal obligations and payments under tax‑exempt derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax‑exempt status, the Fund and its shareholders could be subject to substantial tax liabilities. The Internal Revenue Service (the “IRS”)

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has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from U.S. federal income tax (contrary to indications from the issuer) could affect the Fund’s and its shareholders’ income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.
Operational and Technology Risks — The Fund and the entities with which it interacts directly or indirectly are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Fund and its shareholders or impair the Fund’s operations. These entities include, but are not limited to, the Fund’s adviser, administrator, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, and transfer agents), financial intermediaries, counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities, as applicable. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value. The Fund may incur substantial costs in order to mitigate operational and technology risks.
Cybersecurity incidents can result from deliberate attacks or unintentional events against an issuer in which the Fund invests, the Fund or any of its service providers. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tension may increase the scale and sophistication of deliberate attacks, particularly those from nation states or from entities with nation state backing. Cybersecurity incidents may result in any of the following: financial losses; interference with the Fund’s ability to calculate its NAV; disclosure of confidential information; impediments to trading; submission of erroneous trades by the Fund or erroneous subscription or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; and other legal and compliance expenses. Furthermore, cybersecurity incidents may render records of the Fund, including records relating to its assets and transactions, shareholder ownership of Fund shares, and other data integral to the Fund’s functioning, inaccessible, inaccurate or incomplete. Power outages, natural disasters, equipment malfunctions and processing errors that threaten information and technology systems relied upon by the Fund or its service providers, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. In addition, the risks of increased use of AI technologies, such as machine learning, include data risk, transparency risk, and operational risk. The AI technologies, which are generally highly reliant on the collection and analysis of large amounts of data, may incorporate biased or inaccurate data, and it is not possible or practicable to incorporate all relevant data into such technologies. The output or results of any such AI technologies may therefore be incomplete, erroneous, distorted or misleading. Further, AI tools may lack transparency as to how data is utilized and how outputs are generated. AI technologies may also allow the unintended introduction of vulnerabilities into infrastructures and applications. The Fund and its shareholders could be negatively impacted as a result of these risks associated with AI technologies. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to quickly evolve, and it is impossible to anticipate the full scope of future AI capabilities or rules and the associated risks to the Fund.
While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Fund and its adviser seek to reduce these risks through controls, procedures and oversight, including establishing business continuity plans and risk management systems. However, there are inherent limitations in such plans and systems, including the possibility that certain risks that may affect the Fund have not been identified or may emerge in the future; that such plans and systems may not completely eliminate the occurrence or mitigate the effects of operational or information security disruptions or failures or of cybersecurity incidents; or that prevention and remediation efforts will not be successful or that incidents will go undetected. The Fund cannot control the systems, information security or other cybersecurity of the issuers in which it invests or its service providers, counterparties, and other third parties whose activities affect the Fund.
Lastly, the regulatory climate governing cybersecurity and data protection is developing quickly and may vary considerably across jurisdictions. Regulators continue to develop new rules and standards related to cybersecurity and data protection. Compliance with evolving regulations can be demanding and costly, requiring substantial resources to monitor and implement required changes.

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Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.
Repurchase Agreements Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.
Risk of Investing in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.
The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non‑U.S. issuers that rely on the United States for trade. The United States has also experienced increased internal political discord, as well as significant challenges in managing and containing the outbreak of COVID‑19. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Treasury Obligations Risk. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non‑payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
U.S. Government Obligations Risk. Not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non‑payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Variable and Floating Rate Instrument Risk. Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.
When-Issued and Delayed Delivery Securities and Forward Commitments Risk. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its

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delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
A Further Discussion of Other Risks
The Fund may also be subject to certain other non‑principal risks associated with its investments and investment strategies.
Expense Risk. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
Illiquid Investments Risk. The Fund’s liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. The Fund may be unable to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.
Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BFA through waivers). To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Ownership Limitations Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, exercise rights or undertake business transactions may be restricted by law, regulation or rule or otherwise impaired. The capacity of the Fund to invest in certain securities or other assets may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, ownership limits may apply to securities whose issuers operate in certain regulated industries or in certain international markets. Such limits also may apply where the investing entity (such as the Fund) is subject to corporate or regulatory ownership restrictions or invests in certain futures or other derivative transactions. In certain circumstances, aggregate and/or fund-level amounts invested or voted by BFA and its affiliates for client funds and accounts managed by BFA (including the Fund) may not exceed the relevant limits without the grant of a license or other regulatory or corporate approval, order, consent, relief or non-disapproval. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date with minimal or no notice. In other cases, exceeding such thresholds may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Ownership limitations are highly complex. It is possible that, despite BFA’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit or violate the corporate or regulatory approval, order, consent, relief or non-disapproval that was obtained.
Reliance on Advisor Risk. The Fund is dependent upon services and resources provided by BFA, and therefore BFA’s parent, BlackRock, Inc. BFA is not required to devote its full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of BFA will allocate a substantial portion of his or her time to the Fund. The loss of, or changes in, BFA’s personnel could have a negative effect on the performance or the continued operation of the Fund.

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Restricted Securities Risk. Limitations on the resale of restricted securities may have an adverse effect on their marketability and their liquidity, and may prevent the Fund from disposing of them promptly at advantageous prices. Restricted securities may not be listed on an exchange and may have no active trading market. In order to sell certain restricted securities, the Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Other transaction costs may be higher for restricted securities than unrestricted securities. Restricted securities may be difficult to value because market quotations may not be readily available, there may be limited other information regarding the investment’s market or fair value, and the securities’ values may have significant volatility. Also, the Fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to assess the investment risks as fully as for other issuers for which more information is available. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Fund.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Valuation Risk. The price that the Fund could receive upon the sale (or other disposition) of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges or other markets may be open on days when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when investors are not able to purchase or sell Fund shares.
Authorized Participants that create or redeem Fund shares on days when the Fund is holding fair-valued securities or other assets may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities or other assets not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.blackrock.com. Fund fact sheets providing information regarding the Fund’s top holdings are posted on www.blackrock.com when available and may be requested by calling 1‑800‑474‑2737.
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For its investment advisory services to the Fund, BFA is paid a management fee by the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.20%.

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BFA may voluntarily agree to waive a portion of its fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. BFA may discontinue this voluntary waiver and/or reimbursement at any time without notice.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund’s reports filed on Form N-CSR for the fiscal period ending April 30, 2025.
For the period of February 4, 2025 (commencement of operations of the Fund) to October 31, 2025, BFA received a management fee, net of management fee waivers, at the annual rate of 0.20% of the Fund’s average daily net assets.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect majority-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2025, BFA and its affiliates provided investment advisory services for assets of approximately $14.0 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Administrator, Custodian and Transfer Agent. JPMorgan Chase Bank, N.A. is the administrator, custodian, and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in managing their own accounts and other accounts, may present conflicts of interest that could disadvantage the Fund and its shareholders.
BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and in the ordinary course of business may engage in activities in which their interests or the interests of other clients may conflict with those of the Fund. BFA and its Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal. BFA and its Affiliates may have other direct and indirect interests in securities, currencies, commodities, derivatives and other assets in which the Fund may directly or indirectly invest.
BFA and its Affiliates may engage in proprietary trading and advise accounts and other funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same or similar types of securities, currencies and other assets as are held by the Fund. This may include transactions in securities issued by other open‑end and closed‑end investment companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of BFA and its Affiliates are carried out without reference to positions held directly or indirectly by the Fund. These activities may result in BFA or an Affiliate having positions in assets that are senior or junior to, or that have interests different from or adverse to, the assets held by the Fund.
The Fund may invest in securities issued by, or engage in other transactions with, entities with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as debt offerings or structured notes) for which an Affiliate is compensated for providing advisory, cash management or other services. The Fund also may invest in securities of, or engage in other transactions with, entities for which an Affiliate provides or may provide research coverage or other analysis.
An Affiliate may have business relationships with, and receive compensation from, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund.
Neither BFA nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an

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Affiliate. It is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may enter into transactions in which BFA or an Affiliate or their directors, officers, employees or clients have an adverse interest. The Fund may be adversely impacted by the effects of transactions undertaken by BFA or an Affiliate or their directors, officers, employees or clients.
From time to time, BFA or its advisory clients (including other funds and accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BFA or its advisory clients.
The Fund’s activities may be limited because of regulatory restrictions applicable to BFA or an Affiliate or their policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BlackRock Institutional Trust Company, N.A., an Affiliate of BFA, to serve as its securities lending agent to the extent that it participates in the securities lending program. For these services, the securities lending agent will receive a fee from the participating Fund based on the returns earned on the Fund’s lending activities, including the investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
Under an ETF Services Agreement, the Fund has retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL has engaged Citibank, N.A. (“Citibank”) as a subcontractor to provide certain ETF Services. BRIL retains a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from Citibank on the design and development of the ETF Services platform. Citibank has, and may, from time to time, develop additional relationships with BlackRock or funds managed by BFA and its Affiliates.
BFA and its Affiliates may benefit from a fund using a BlackRock index by creating increasing acceptance in the marketplace for such indexes. BFA and its Affiliates are not obligated to license an index to a fund, and no fund is under an obligation to use a BlackRock index. The terms of a fund’s index licensing agreement with BFA or its Affiliates may not be as favorable as the terms offered to other licensees.
The activities of BFA and its Affiliates and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. Please see the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1‑800‑474‑2737 or visiting our website at www.blackrock.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section below) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit. Authorized Participants may be subject to mandatory and/or discretionary fees for the redemption of Creation Units, as discussed in the Mandatory and Discretionary Liquidity Fees section of this Prospectus.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund’s shares trade under the ticker symbol “PMMF”.
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage

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commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund’s spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Fund does not impose restrictions on the frequency of purchases and redemptions of Fund shares directly with the Fund. The Board determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of Fund shares because the Fund generally sells and redeems its shares directly through transactions that are for a specified amount of cash, with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. However, the Fund has taken certain measures (e.g., imposing transaction fees on purchases and redemptions of Creation Units and reserving the right to reject purchases of Creation Units under certain circumstances) to minimize the potential consequences of frequent cash purchases and redemptions by Authorized Participants, such as disruption of portfolio management, dilution to the Fund, and/or increased transaction costs. Authorized Participants may also be subject to mandatory and/or discretionary liquidity fees for the redemption of Creation Units, which may reduce the frequency of redemptions while such fees are in effect. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly, and such trading is unlikely to cause many of the harmful effects of frequent cash purchases or redemptions of Fund shares.
The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s listing exchange is the NYSE.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1‑4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no‑action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying

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securities held by the Fund, economic conditions and other factors. The Fund will calculate the NAV to the sixth decimal place (e.g., $100.000000) for transactions with Authorized Participants. However, the Fund’s share price will be calculated to less decimal places in connection with transactions on the NYSE.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest sixth decimal place (e.g., $100.000000).
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a‑5 under the 1940 Act.
Shares of underlying open‑end funds (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed‑end funds or other ETFs are valued at their most recent closing price.
The Fund values fixed-income portfolio securities and certain derivative instruments using bid prices provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with BFA’s valuation policies and procedures. Pricing services may use valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by the Fund. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non‑U.S. securities is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times. U.S. government securities, money market instruments and certain fixed income securities are generally priced as of close of regular trading hours on the NYSE.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s‑length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

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Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Avoid “Buying a Dividend.” At the time you purchase Shares of the Fund, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Note on Tax Information. The following sections summarize some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax‑exempt entity or tax‑deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s investment company taxable income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates, subject to the holding period requirements applicable to both you and the Fund, as set forth below. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non‑corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.

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Fund distributions, to the extent attributable to dividends from U.S. corporations, will be eligible for the dividends received deduction for Fund shareholders that are corporations, subject to certain hedging and holding requirements.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s current and accumulated earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non‑U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non‑U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non‑U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non‑U.S. companies are treated as “non‑U.S.”), generally the Fund may “pass through” to you certain non‑U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non‑U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the United States or if you are a non‑U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to distributions properly reported by the Fund as capital gain dividends, interest-related dividends or short-term capital gain dividends or upon the sale or other disposition of shares of the Fund.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes on Sales of Shares. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
A shareholder in a money market fund such as the Fund may elect to adopt a simplified, aggregate accounting method under which gains and losses can be netted based on computation periods rather than reported separately. Capital gains and losses determined under the simplified, aggregate accounting method are treated as short-term capital gains and losses. Because Shares are available for sale on the Listing Exchange, a shareholder selling Shares on the Listed Exchange may realize gains and losses generally due to differences between the market price at which Shares are acquired and the market price at which Shares are sold. Such realized gains and losses generally would be accounted for separately unless the shareholder adopted the simplified, aggregate accounting method. Additionally, unless the shareholder adopts the simplified, aggregate accounting method, any losses realized by the shareholder may be disallowed under “wash sale” rules if the shareholder acquires shares in the same Fund within a period of 61 days beginning 30 days before and ending 30 days after such secondary market sale. Shareholders are urged to consult their tax advisors.

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A broker that effects a sale of applicable securities for a customer is generally required by law to report to the customer and the IRS on Form 1099-B “cost basis” information with respect to securities acquired on or after January 1, 2012, and sold after that date. “Cost basis” is used to determine whether a sale of the securities results in a gain or loss to the investor. However, cost basis reporting is not required with respect to a sale of shares in a money market fund, such as the Fund. As a result, we urge a prospective shareholder to ask the broker through which it intends to purchase shares in the Fund what tax reporting information, if any, the shareholder will receive from the broker to assist the shareholder in properly reporting on its tax returns any gain or loss from the sale of shares in the Fund.
FATCA. Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non‑U.S. investment funds and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the Internal Revenue Service (the “IRS”) that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non‑compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block‑size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a specified amount of cash in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund’s SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in‑kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut‑off times for receipt of creation and redemption orders) is included in the Fund’s SAI.

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Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Mandatory and Discretionary Liquidity Fees. Under Rule 2a‑7, the Board, or its delegate, must impose a mandatory liquidity fee upon the redemption of Fund shares by an Authorized Participant if the Fund’s total net redemptions on any business day exceeds 5% of the Fund’s net assets, unless the liquidity costs are de minimis. The mandatory liquidity fee would apply to all shares that are redeemed at a price computed on that day. The Fund is permitted to base the determination of whether the Fund has exceeded 5% net redemptions on shareholder flow information that is available to the Fund within a reasonable period after the Fund computes its NAV each day. This means that the Fund’s measurement of net redemptions for purposes of determining whether the Fund is required to impose a mandatory liquidity fee may not reflect the Fund’s full shareholder flows for the day.
The Fund will determine the size of the mandatory liquidity fee by making a good faith estimate of the spread, other transaction, and market impact costs (the “liquidity costs”) the Fund would incur if it were to sell a pro rata amount of each security in its portfolio to satisfy the amount of net redemptions on that day. There is no upper limit to this fee, but the Fund expects that typically during normal market conditions, estimated liquidity costs would be less than one basis point (0.01%) of the value of the shares redeemed. If estimated liquidity costs are less than one basis point (0.01%) of the value of the shares redeemed, the Fund will deem liquidity costs de minimis and will not apply a mandatory liquidity fee to redemptions on that day.
There may be occasions when the Fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data. If this occurs, the Fund is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Under Rule 2a‑7, the Board, or its delegate, is permitted to impose a discretionary liquidity fee up to 2% on the value of shares redeemed, if such fee is determined to be in the best interests of the Fund. Such discretionary liquidity fee would be charged to Authorized Participants submitting redemptions.
Discretionary liquidity fees, if imposed, may be terminated at any time at the discretion of the Board, or its delegate, if the Board, or its delegate, determines that it is no longer in the best interests of the Fund.
Under certain circumstances, the Fund may pay redemptions without adding a discretionary liquidity fee to the redemption amount if the Fund can verify that the redemption order was submitted to the Fund’s authorized agent before the Board, or its delegate, imposed a discretionary liquidity fee.
The Board generally expects that a discretionary liquidity fee would be imposed, if at all, during periods of market stress.
Announcements regarding the imposition of a mandatory liquidity fee or a discretionary liquidity fee, or the termination of a discretionary liquidity fee, will be available on the website of the Fund (www.blackrock.com). In addition, the Fund may further communicate such actions through other means.

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Neither the mandatory liquidity fee nor the discretionary liquidity fee applies to creations of Fund shares.
Neither the mandatory liquidity fee nor the discretionary liquidity fee applies to purchases and sales of Fund shares on the NYSE.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other BFA‑advised ETFs available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the BFA‑advised ETFs. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other BFA‑advised ETFs over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.

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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the period shown. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate of return that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP whose report along with the Fund’s financial statements, is included in the Fund’s Annual Financial Statements and Additional Information for the fiscal period ended October 31, 2025, as filed with the SEC on Form N-CSR, which are available upon request and at www.blackrock.com.

	iShares Prime Money Market ETF
(For a share outstanding throughout the period)	Period from 02/04/25(a) to 10/31/25
Net asset value, beginning of period	$100.00
Net investment income(b)	3.1712
Net realized and unrealized gain(c)	0.0013
Net increase from investment operations	3.1725
Distributions from net investment income(d)	(2.6154)
Net asset value, end of period	$100.56
Total Return(e)
Based on net asset value	3.22	%(f)
Ratios to Average Net Assets
Total expenses	0.20	%(g)
Net investment income	4.29	%(g)
Supplemental Data
Net assets, end of period (000)	$388,150
(a)  Commencement of operations.
(b)  Based on average shares outstanding.
(c)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)  Where applicable, assumes the reinvestment of distributions.
(f)   Not annualized.
(g)  Annualized.

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Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by the NYSE. NYSE makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. The NYSE is not responsible for, nor has it participated in, the determination of the Fund’s investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The NYSE has no obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of shares of the Fund.
Without limiting any of the foregoing, in no event shall the NYSE have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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Want to know more?
www.blackrock.com | 1‑800‑474‑2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid‑ask spreads can be found at www.blackrock.com.
Copies of the Prospectus, SAI annual and semi-annual reports, Annual and Semi-Annual Financial Statements and Additional Information and other information, as applicable and when available, can be found on our website at www.blackrock.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
The Fund’s annual and semi-annual reports and Form N‑CSR contain additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In Form N‑CSR, you will find the Fund’s financial statements.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, annual and semi-annual reports and other information such as Fund financial statements free of charge, please:

Call:	1‑800‑474‑2737 (toll free)
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
Investment Company Act File No.: 811‑23402

PRO-PMMF-0226

BlackRock ETF Trust

Statement of Additional Information

Dated February 27, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following series of BlackRock ETF Trust (the “Trust”):

Fund	Ticker	Listing Exchange
iShares Prime Money Market ETF (the “Fund”)	PMMF	NYSE

The Prospectus for the Fund dated February 27, 2026, as amended and supplemented from time to time, has been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and can be obtained, without charge, by calling 1-800-474-2737 or by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. This SAI has been incorporated by reference into the Fund’s Prospectus. The audited financial statements of the Fund are incorporated into this SAI by reference to the Fund’s Annual Financial Statements and Additional Information for the fiscal period ended October 31, 2025, as filed with the SEC on Form N-CSR (the “2025 Annual Financial Statements”). You may request a copy of the 2025 Annual Financial Statements at no charge by calling 1-800-474-2737 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.

BlackRock® is a registered trademark of BlackRock Fund Advisors and its affiliates.

i

ii

General Description of the Fund

The Fund is a non-retail, non-government money market fund under Rule 2a-7 under the 1940 Act (“Rule 2a-7”). The Fund is not an index fund and does not seek to track the performance of a benchmark index.

The Fund is managed by BlackRock Fund Advisors (“BFA” or the “Investment Adviser”), an indirect majority-owned subsidiary of BlackRock, Inc.

The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a specified amount of cash. Shares of the Fund are listed for trading on the New York Stock Exchange LLC (the “Listing Exchange” or “NYSE”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Shares are redeemable by the Fund only in Creation Units by Authorized Participants (as defined in the Procedures for Creation of Creation Units section of this SAI), and, generally, in exchange for a specified amount of cash. Creation Units typically are a specified number of shares, generally 10,000 shares or multiples thereof.

The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully in cash and reserves the right to permit or require the substitution of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (the “Deposit Securities”) in lieu of cash. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and in other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) any of the other listing requirements are not continuously maintained; (iii) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund; or (iv) any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

Investment Strategies and Risks of the Fund

Portfolio Transactions

Subject to the general control of the Trust’s Board of Trustees (“Board”), BFA is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund. BFA purchases portfolio securities for the Fund either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually without brokerage commissions. In making portfolio investments, BFA seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, BFA may, in its discretion, effect transactions in portfolio securities with dealers who provide the Fund with research advice or other services.

Investment decisions for the Fund are made independently from those of other investment company portfolios or accounts advised or managed by BFA or its affiliates. Such other portfolios may also invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time and price on behalf of such other portfolios, transactions are allocated as to amount, in a manner which BFA believes to be equitable to the Fund and its customers who also are acquiring securities. In some instances, this investment procedure may affect the size of the position obtained for the Fund. To the extent permitted by law, BFA may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other portfolios in order to obtain best execution.

The Fund will not execute portfolio transactions through or acquire portfolio securities issued by BFA, BRIL or any of their respective affiliated persons (as such term is defined in the 1940 Act), except to the extent permitted by the SEC. In addition, with respect to such transactions, securities, deposits and agreements, the Fund will not give preference to banks, savings and loan associations and other financial institutions (“Service Organizations”) with whom the Fund enters into agreements concerning the provision of support services to customers who beneficially own the Fund’s shares, if applicable.

Investment Strategies and Policies

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, and commercial obligations and repurchase agreements. The Fund invests in securities maturing in 397 days or less (with certain exceptions) and the portfolio will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

In addition, the Fund may invest in mortgage- and asset-backed securities, short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions and derivative securities such as tender option bonds, beneficial interests in municipal trust certificates and partnership trusts. The Fund may also invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The Fund invests in securities maturing within 397 days or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Fund may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days.

The Board has determined that the Fund will operate as an exchange traded fund (“ETF”) pursuant to Rule 6c-11 under the 1940 Act and the Fund will also qualify as a “money market fund” pursuant to Rule 2a-7.

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7, and other rules of the Securities and Exchange Commission.

Pursuant to Rule 2a-7, the Fund will generally limit its purchases of any one issuer’s securities (other than U.S. Government obligations and repurchase agreements collateralized by such securities) to 5% of the Fund’s total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing exception at any one time.

The Open-End Active and Fixed Income Index Fund Proxy Voting Policy applies to the Fund. Please see “Proxy Voting Policy” in this SAI for further information about this policy. A copy of the policy is included in Appendix B. Information that does not apply to the Fund does not form a part of the Fund’s SAI and should not be relied on by investors in the Fund. Only information that is clearly identified as applicable to the Fund is considered to form a part of the Fund’s SAI.

Unlike a traditional money market fund, the Fund operates as an ETF. As an ETF, the Fund’s shares are traded on the NYSE and the market price of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, shares on the NYSE. You could lose money by investing in the Fund.

The following supplements information contained in the prospectus concerning the Fund’s investment strategies and/or policies. To the extent an investment policy is discussed in this SAI but not in the prospectus, such policy is not a principal policy of the Fund.

Banking Industry Obligations. Obligations of foreign banks in which the Fund may invest include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.

Commercial Paper. The Fund may purchase commercial paper. Commercial paper purchasable by the Fund includes “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). Section 4(a)(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of dealers who make a market in Section 4(a)(2) paper, thereby providing liquidity. Certain transactions in Section 4(a)(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act (see “Restricted Securities” below). Commercial paper is generally considered to be short-term unsecured debt of corporations. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment generally makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.

Domestic Issuers. BFA considers any issuer organized under the laws of a United States jurisdiction to be a United States issuer, and for purposes of the Fund’s investments, BFA considers an issuer to be a United States domestic issuer even if it is organized outside of a United States jurisdiction if the underlying credit support for the issuer’s security is provided by an entity organized under the laws of a United States jurisdiction.

Environmental, Social and Governance (“ESG”) Integration. Although the Fund does not seek to implement a specific sustainability objective, strategy or process unless disclosed in its Prospectus, Fund management will consider ESG factors as part of the credit research and investment process for the Fund. Fund management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. All securities purchases by the Fund are selected from approved lists maintained by Fund management. All instruments on an approved list used by the Fund have met the minimal credit risk requirement of Rule 2a-7, if required. In reviewing instruments, BlackRock will consider the capacity of the issuer or guarantor to meet its obligations. Fund management considers ESG data within the total data available during its review. This may include third party research as well as considerations of proprietary research across the ESG risks and opportunities regarding an issuer.

The ESG characteristics utilized in the Fund’s investment processes are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Fund’s exposure to certain companies or industries.

While Fund management views ESG considerations as having the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.

Funding Agreements. The Fund may invest in guaranteed investment contracts and similar funding agreements. In connection with these investments, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund on a periodic basis guaranteed interest, which is based on an index. The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. The Fund will only purchase funding agreements from highly rated insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by BFA under guidelines approved by the Board. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Illiquid Investments. The Fund will not acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities. BFA will monitor the liquidity of illiquid investments under the supervision of the Board. A Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price.

Inflation Risk. Like all mutual funds, the Fund is subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions. Inflation rates may change frequently and significantly due to a number of potential factors, including, among others, unexpected economic shifts or changes in fiscal or monetary policies.

Interest Rate Risk. The value of fixed income securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.

Investment in Other Investment Companies. The Fund, may invest in securities issued by other open-end or closed-end investment companies as permitted by the 1940 Act and their investment strategies. Investments in other investment companies may cause the Fund (and, indirectly, the Fund’s shareholders) to bear proportionately the costs incurred in connection with the other investment companies’ operations. These investments may include, as consistent with the Fund’s investment objective and policies, certain variable rate demand securities issued by closed-end funds, which invest primarily in portfolios of taxable or tax-exempt securities. Except as otherwise permitted under the 1940 Act, the Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a security purchase is made: (a) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (b) not more than 10% of the Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting securities of any one investment company will be owned by the Fund. The Fund, pursuant to the 1940 Act and subject to certain conditions, may invest without limitation in affiliated registered and affiliated unregistered money market funds. (Alternatively, the Fund may rely on an exemptive order received from the SEC permitting it to invest in affiliated registered money market funds and in an affiliated private investment company, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time.) As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Market Risks/Recent Market Events. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to a company or to factors that affect a particular industry or industries, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. The success of a Fund’s activities could be affected by interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, trade barriers, economic sanctions, currency exchange controls, and local, regional or global events such as war, acts of terrorism, natural and environmental disasters, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a Fund and its investments. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. These factors may affect the level and volatility of securities prices and the liquidity of a Fund’s investments, which could impair a Fund’s profitability or result in losses. A Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets; the larger the positions, the greater the potential for loss. Unpredictable or unstable market conditions may result in reduced opportunities to find suitable investments to deploy capital or make it more difficult to exit and realize value from a Fund’s existing investments. It is important to understand that a Fund can incur material losses even if it reacts quickly to difficult market conditions and there can be no assurance that a Fund will not suffer material adverse effects from broad and rapid changes in market conditions.

Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, can occur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis of 2008, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Governments and regulators may take actions that affect the regulation of a Fund or the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude a Fund’s abilities to achieve its investment objectives or otherwise adversely impact an investment in a Fund. Recent policy initiatives undertaken by the U.S. government have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets and could adversely affect the investment performance of a Fund. In particular, actions taken by the U.S. government in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where a Fund invests. Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. Government, the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. Government shutdown, and disagreements over, or threats not to increase, the U.S. Government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. Government debt obligations, or concerns about the U.S. Government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. For example, concerns about the U.S. Government’s credit quality may cause increased volatility in the stock and bond markets, higher interest rates, reduced prices and liquidity of U.S. Treasury securities, and/or increased costs of various kinds of debt.

Moreover, although the U.S. Government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments.

The COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. These health crises may be short term or long term, and may exacerbate other pre-existing political, social and economic risks, disrupt normal market conditions and operations, and negatively impact performance. In addition, the impact of infectious diseases in emerging developing or emerging market countries may be greater due to less established health care systems.

Mortgage-Related and Other Asset-Backed Securities. The Fund may purchase mortgage-related and other asset-backed securities. Mortgage-related securities include fixed and adjustable rate Mortgage Pass-Through Certificates, which provide the holder with a share of the interest and principal payments on a pool of mortgages, ordinarily backed by residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Pass-Through Certificates guaranteed by the Government National Mortgage Association (“Ginnie Mae”) (such certificates are also known as “Ginnie Maes”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae, whose guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are guaranteed as to timely payment of principal and interest by Fannie Mae. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of Fannie Mae to borrow from the U.S. Treasury Department. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both Fannie Mae and Freddie Mac. In addition the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.

The Fund only may invest in classes of collateralized mortgage obligations (“CMOs”) deemed to have a remaining maturity of 397 days or less in accordance with the requirements of Rule 2a-7 under the 1940 Act. Each class of a CMO, which frequently elects to be taxed as a real estate mortgage investment conduit (“REMIC”), represents a direct ownership interest in, and the right to receive a specified portion of, the cash flow consisting of interest and principal on a pool of residential mortgage loans or mortgage pass-through securities (“Mortgage Assets”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including Ginnie Mae, Fannie Mae and Freddie Mac, or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which the Fund may hold are known as “regular” interests. The Fund may also hold “residual” interests, which in general are junior to and significantly more volatile than “regular interests.” The residual in a CMO structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. The market for CMOs may be more illiquid than that of other securities. The Fund currently intends to hold CMOs only as collateral for repurchase agreements.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced. PACs are parallel pay REMIC pass-through or participation certificates (“REMIC Certificates”), which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

The Fund may also invest in non-mortgage asset-backed securities (e.g., backed by installment sales contracts, credit card receivables or other assets). Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities. These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

Municipal Obligations. The Fund may purchase municipal obligations. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities (“Municipal Obligations”). Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if, in the opinion of counsel to the issuer, the interest paid thereon is exempt from regular federal income tax.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, the Tax Reform Act of 1986 required that interest on certain private activity bonds be included in an investor’s alternative minimum taxable income, and that corporate investors include all tax-exempt interest in the calculation of adjusted current earnings for purposes of determining the corporation’s alternative minimum tax liability. However, most bonds issued in 2009 and 2010 have been excluded from these rules by the American Recovery and Reinvestment Act of 2009. Future legislative proposals, if enacted into law, regulations, rulings or court decisions may cause interest on Municipal Obligations to be subject, directly or indirectly, to federal income taxation or may cause interest on Municipal Obligations that are presently exempt from state and local taxation to be subject to state or local income taxation, or the value of such Municipal Obligations to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund. BFA cannot predict what legislation or regulations, if any, may be proposed in Congress or promulgated by the U.S. Treasury Department or by various states as regards the federal, state or local income tax exemption of interest on such obligations or the impact of such legislative and regulatory activity on such exemption.

The two principal classifications of Municipal Obligations which may be held by the Fund are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the municipal issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Fund’s portfolio may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and ratings may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. BFA will consider such an event in determining whether the Fund should continue to hold the obligation.

An issuer’s obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors generally, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Among other types of Municipal Obligations that the Fund may purchase are short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in other types of instruments including general obligation and private activity bonds, provided they have remaining maturities of 397 days or less at the time of purchase.

The Fund may hold derivatives, which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond’s fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Fund may hold derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above.

Before purchasing a derivative for the Fund, BFA is required by the Fund’s procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Fund’s Rule 2a-7 procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, BFA will review periodically the entity’s relevant financial information.

Operational and Technology Risks. Each Fund and the entities with which it interacts directly or indirectly are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for a Fund and its shareholders or impair a Fund’s operations. These entities include, but are not limited to, a Fund’s adviser, administrator, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, and transfer agents), financial intermediaries, counterparties, market makers, Authorized Participants, listing exchanges, other financial market operators, and governmental authorities. Operational and technology risks for the issuers in which a Fund invests could also result in material adverse consequences for such issuers and may cause a Fund’s investments in such issuers to lose value. A Fund may incur substantial costs in order to mitigate operational and technology risks.

Cybersecurity incidents can result from deliberate attacks or unintentional events against an issuer in which a Fund invests, a Fund or any of its service providers. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tension may increase the scale and sophistication of deliberate attacks, particularly those from nation states or from entities with nation state backing. Cybersecurity incidents may result in any of the following: financial losses; interference with a Fund’s ability to calculate its NAV; disclosure of confidential information; impediments to trading; submission of erroneous trades by a Fund or erroneous subscription or redemption orders; the inability of a Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; and other legal and compliance expenses. Furthermore, cybersecurity incidents may render records of a Fund, including records relating to its assets and transactions, shareholder ownership of Fund shares, and other data integral to a Fund’s functioning, inaccessible, inaccurate or incomplete. Power outages, natural disasters, equipment malfunctions and processing errors that threaten information and technology systems relied upon by a Fund or its service providers, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data.

AI refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. AI is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems. The risks of increased use of AI technologies, such as machine learning, include data risk, transparency risk, and operational risk. These AI technologies, which are generally highly reliant on the collection and analysis of large amounts of data, may incorporate biased or inaccurate data, and it is not possible or practicable to incorporate all relevant data into such technologies. The output or results of any such AI technologies may therefore be incomplete, erroneous, distorted or misleading. Further, AI tools may lack transparency as to how data is utilized and how outputs are generated. AI technologies may also allow the unintended introduction of vulnerabilities into infrastructures and applications. A Fund and its shareholders could be negatively impacted as a result of these risks associated with AI technologies. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to quickly evolve, and it is impossible to anticipate the full scope of future AI capabilities or rules and the associated risks to a Fund.

While each Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of a Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. Each Fund and its adviser seek to reduce these risks through controls, procedures and oversight, including establishing business continuity plans and risk management systems. However, there are inherent limitations in such plans and systems, including the possibility that certain risks that may affect a Fund have not been identified or may emerge in the future; that such plans and systems may not completely eliminate the occurrence or mitigate the effects of operational or information security disruptions or failures or of cybersecurity incidents; or that prevention and remediation efforts will not be successful or that incidents will go undetected. A Fund cannot control the systems, information security or other cybersecurity of the issuers in which it invests or its service providers, counterparties, and other third parties whose activities affect a Fund.

AI and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Regulators continue to develop new rules and standards related to cybersecurity and data protection. Compliance with evolving regulations can be demanding and costly, requiring substantial resources to monitor and implement required changes. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence’s use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of a Fund’s adviser and other service providers or other market participants to utilize artificial intelligence in the manner used to-date, and may have an adverse impact on the ability of a Fund’s adviser and other service providers, as well as a Fund or the issuers in which it invests, service providers, or other market participants to continue to operate as intended.

Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund purchases securities from counterparties, such as banks and broker-dealers, which must be deemed creditworthy by BFA, subject to the seller’s agreement to repurchase them at an agreed upon time and price. In accordance with guidance issued by the Staff of the SEC, the Fund may also transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements. The Board has established and periodically reviews procedures applicable to transactions involving such joint accounts.

The securities subject to a repurchase agreement may bear maturities exceeding 397 days, provided the repurchase agreement itself matures in 397 days or less. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest and any accrued premium). Collateral for the Fund’s repurchase agreements may include cash, obligations issued by the U.S. Government or its agencies or instrumentalities, and obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or, if unrated, determined to be of comparable quality by BlackRock pursuant to guidelines approved by the Board. For the Fund, however, collateral is not limited to the foregoing and may include, for example, obligations rated in any category by NRSROs or include classes of CMOs issued by agencies and instrumentalities of the U.S. Government, such as IOs and POs, residual interests, PAC certificates and TAC certificates. Collateral for a repurchase agreement may also include securities, including equity securities and other fixed income securities, that the Fund could not hold directly without the repurchase obligation. The ratings by NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity, and interest rate may have different market prices. Appendix A to this SAI contains a description of the relevant rating symbols used by NRSROs for commercial paper that may be purchased by the Fund. See “Mortgage-Related and Other Asset-Backed Securities” for ratings information about IOs, POs, PACs and TACs.

Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

The repurchase price under the repurchase agreements described in the Fund’s prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund’s custodian or sub-custodian, or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act, and for tax purposes generally. It is not clear whether for other purposes a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

Repurchase agreements pose certain risks for the Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Fund seeks to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral.

Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements and purchase and sale contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements. The SEC has also finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required by the middle of 2027. Although the impact of these rules on the Funds is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.

If, in the event of bankruptcy or insolvency proceedings concerning the seller of the securities, a court holds that the Fund does not have a perfected security interest in the securities, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Fund utilizes custodians and subcustodians that BFA believes follow customary securities industry practice with respect to repurchase agreements, and BFA analyzes the creditworthiness of the obligor, in this case the seller of the securities. However, because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in the value of the securities or other collateral, in which case the Fund may not recover the full amount it paid for the securities and would retain the status of an unsecured creditor of the seller (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt of the defaulting seller) with respect to the amount of the shortfall. Certain Funds may enter into repurchase agreements that involve securities that would be subject to a court “stay” in the event of the seller’s bankruptcy or insolvency. A “stay” will prevent the Fund from selling the securities it holds under a repurchase agreement until permitted by a court. In these situations the Fund will be subject to greater risk that the value of the securities will decline before they are sold, and that the Fund will experience a loss.

Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, whether or not the seller is bankrupt or insolvent. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. It is possible that, with respect to certain repurchase agreements, a trustee for a bankrupt or insolvent seller could be able to demand the return of any additional securities that were previously delivered to the Fund for this purpose, and the Fund could incur a loss for this reason.

Restricted Securities. The Fund may invest in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (e.g., Rule 144A securities). Rule 144A under the 1933 Act allows for an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to “qualified institutional buyers.” BFA will monitor the liquidity of restricted securities under the supervision of the Board. In reaching liquidity decisions, BFA will consider, inter alia, the following factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A security, the method of soliciting offers and the mechanics of the transfer).

Securities Lending. The Fund may lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will only be made to borrowers deemed by BFA to be creditworthy.

Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements. Prudential regulation may also favor lenders that can provide additional protections, such as liens that are exercisable in connection with a lender default, to borrowers. Certain Funds expect to provide additional protections to borrowers, where permitted pursuant to a Fund’s investment policies and if BlackRock believes doing so is in the best interest of the Fund.

The SEC has adopted a rule that will require reporting and public disclosure of securities loan transaction information (not including party names); this may include, but is not limited to, information about securities loans entered into in connection with short sales. Compliance with this rule is expected to be required in early 2026, although a legal challenge against the rule is currently pending.

Short-Term Trading. The Fund may engage in short-term trading for liquidity purposes. Increased trading may provide greater potential for capital gains and losses, and also involves correspondingly greater trading costs which are borne by the Fund. BFA will consider such costs in determining whether or not the Fund should engage in such trading.

Stand-By Commitments. The Fund may acquire stand-by commitments. Under a stand-by commitment, a dealer would agree to purchase at the Fund’s option specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by the Fund may also be referred to as “put” options.) Stand-by commitments for Municipal Obligations may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred, or assigned only with the instruments involved. The Fund’s right to exercise stand-by commitments will be unconditional and unqualified.

Special Considerations Regarding Foreign Investments. Investments by the Fund in securities issued or supported by foreign entities, including foreign governments, foreign banks and foreign branches of U.S. banks, or investments supported by such entities, may subject the Fund to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, interest limitations, the possible establishment of exchange controls, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks. The Fund will acquire U.S. dollar-denominated securities issued by foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, only when BFA believes that the risks associated with such instruments are minimal.

U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts and certificates of accrual on Treasury certificates). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Fund include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of Ginnie Mae, Fannie Mae and Freddie Mac.

U.S. Treasury Obligations. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Variable and Floating Rate Instruments. The Fund may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the prospectus. In some cases, the Fund may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 397 days provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, the Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

Variable and floating rate instruments held by the Fund generally may have maturities of more than 397 days provided: (i) they are subject to a demand feature entitling the Fund to the payment of principal and interest within 397 days of exercise, unless the instrument is issued or guaranteed by the U.S. Government or its agencies and/or instrumentalities, and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 days.

In determining the Fund’s weighted average portfolio maturity and whether a long-term variable rate demand instrument has a remaining maturity of 397 days or less, the instrument will be deemed by the Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining the Fund’s weighted average portfolio maturity and whether a long-term floating rate demand instrument has a remaining maturity of 397 days or less, the instrument will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand. In addition, a variable or floating rate instrument issued or guaranteed by the U.S. Government or its agencies and/or instrumentalities will be deemed by the Fund to have a maturity equal to the period remaining until its next interest rate adjustment (in the case of a variable rate instrument) or one day (in the case of a floating rate instrument). Variable and floating rate notes are frequently rated by credit rating agencies, and their issuers must satisfy the Fund’s quality and maturity requirements. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a TBA (to be announced) basis). These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, the Fund or its counterparty generally will be required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

If deemed advisable as a matter of investment strategy, the Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

When the Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rule 18f-4 under the Investment Company Act permits the Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).

Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many agreements with respect to when-issued, TBA and forward commitment transactions, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing agreements with respect to these transactions or to realize amounts to be received under such agreements.

* * * *

Regulation Regarding Derivatives. The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Proxy Voting Policy

The Board has delegated the voting of proxies for the Fund’s securities to BFA pursuant to the Open-End Active and Fixed Income Index Fund Proxy Voting Policy (the “Active Fund Proxy Voting Policy”).

With respect to the Fund, BFA has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”).

If the Fund invests in an underlying fund managed by BlackRock, the Fund will use its proxy voting policy when voting on proxies for the underlying fund while the underlying fund will use its proxy voting policy when voting proxies on investments the underlying fund holds. Therefore, the Fund may use the Active Fund Proxy Voting Policy while an underlying fund may use the Index Equity Fund Proxy Voting Policy, and the opposite is also true.

Copies of the Active Fund Proxy Voting Policy and the BAIS Guidelines are attached as an appendix to this SAI. Only those guidelines that are applicable to the Fund pursuant to the Active Fund Proxy Voting Policy are considered to form a part of the Fund’s SAI.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com/proxyrecords and (ii) on the Commission’s website at http://www.sec.gov.

Portfolio Holdings Information

On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, the Fund discloses on its website (www.blackrock.com) certain information relating to the portfolio holdings that will form the basis of the Fund’s next net asset value per share calculation.

In addition to the disclosure described above, certain Portfolio Characteristics (as defined below) may be disclosed in accordance with the below schedule.

•

Portfolio Characteristics: “Portfolio Characteristics” include, but are not limited to, historical daily and weekly liquid assets (as defined under Rule 2a-7) and historical fund net inflows and outflows.

Portfolio Characteristics cannot be disclosed without a non-disclosure or confidentiality agreement and CCO approval unless the information is first released on the Fund’s website. The following information is typically released on the Fund’s website daily: historical NAVs calculated based on market factors (e.g., marked to market); percentage of fund assets invested in daily and weekly liquid assets (as defined under Rule 2a-7); daily net inflows and outflows; yields, SEC yields, WAM, WAL, current assets; and other information as may be required by Rule 2a-7 or Rule 6c-11.

In addition, certain information may also be made available to certain parties:

•

Communications of Data Files: The Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the www.blackrock.com, prior to the opening of trading on each business day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e., Deposit Securities) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e., Fund Securities (as defined below)). These files are known as the Portfolio Composition File and the Fund Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on www.blackrock.com after the close of markets in the U.S.

•

Communications with Authorized Participants, Liquidity Providers and Certain Other Third Parties: Certain employees of BlackRock, Inc. (“BlackRock”) are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the Fund is willing to accept for a creation, and securities that the Fund will provide on a redemption.

BlackRock employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling the Fund’s transactions, and securities lending borrowers in connection with loan transactions, each as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund’s current registration statement.

•

Communications with Listing Exchanges: From time to time, employees of BlackRock may discuss portfolio holdings information with the applicable primary listing exchange for the Fund as needed to meet the exchange listing standards.

•

Communications with Other Portfolio Managers: Certain information may be provided to employees of BlackRock who manage funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage the fund’s investment objective and strategy.

•

Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to www.blackrock.com.

•

Third-Party Service Providers. Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Fund, auditors and to certain third party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Fund, the terms of the current registration statement and federal securities laws and regulations thereunder.

The Trust’s Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

The Fund is not required to, and will not, file reports on Form N-PORT or Form N-RN. As a money market fund, the Fund is required to file monthly portfolio holding reports on Form N-MFP.

Investment Policies

The Board has adopted as fundamental policies the following numbered investment policies, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of the Fund is defined in the Investment Company Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, the Fund may change its investment objective without shareholder approval.

Fundamental Investment Policies

The Fund may not:

1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act.

2.	Borrow money, except as permitted under the Investment Company Act.

3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.

4.

Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts (“REITs”), mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7.	Make loans to the extent prohibited by the Investment Company Act.

8.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

Notations Regarding the Fund’s Fundamental Investment Policies

The following notations are not considered to be part of the Fund’s fundamental investment policies and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the

Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

The Fund is currently classified as a diversified fund under the Investment Company Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the Investment Company Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval. Pursuant to Rule 2a-7, if the Fund satisfies the applicable diversification requirements of Rule 2a-7, it shall be deemed to have satisfied the diversification requirements of the Investment Company Act and the rules adopted thereunder.

Non-Fundamental Investment Policies

Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, the Fund may not:

a.

Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on

Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

Unless otherwise indicated, all limitations under the Fund’s fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management

Trustees and Officers. The Board of the Trust consists of thirteen Trustees, eleven of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”). The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex, and the iShares Complex (each, a “BlackRock Fund Complex”). The Trust is included in the BlackRock Fund Complex referred to as the BlackRock Multi-Asset Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the BlackRock Multi-Asset Complex.

Biographical Information

Interested Trustees

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2019)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Operating Committee; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	87 RICs consisting of 264 Portfolios	None

John M. Perlowski[3] 1964	Trustee, President and Chief Executive Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009; Member of BlackRock’s Global Executive Committee since 2025.	89 RICs consisting of 266 Portfolios	None

[1]	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

[2]

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

[3]	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Independent Trustees

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Trustee (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System from 2002 to 2024; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 170 Portfolios	None

Christopher J. Ailman 1958	Trustee (Since 2024)	Principal, Ailman Advisers, since 2024; Chief Investment Officer, California State Teachers Retirement System (CalSTRS) from 2000 to 2024.	26 RICs consisting of 170 Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Susan J. Carter 1956	Trustee (Since 2019)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, CCI (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management from 2016 to 2018; Practitioner Advisory Board Member, PCRI from 2017 to 2024; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation from 2020 to 2024; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	26 RICs consisting of 170 Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Collette Chilton 1958	Trustee (Since 2019)	Trustee, UC Berkeley Foundation Board since 2024; Committee member, Oxford University Endowment Management since 2024; Senior advisor, Insignia since 2024; Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	26 RICs consisting of 170 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 170 Portfolios	None

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	26 RICs consisting of 170 Portfolios	GrafTech International Ltd. (materials manufacturing); WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging); Hertz Global Holdings (car rental) from 2015 to 2021.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Cynthia A. Montgomery 1952	Trustee (Since 2019)	Professor, Harvard Business School since 1989.	26 RICs consisting of 170 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; Member of Affordable Housing Supply Board of Jackson, Wyoming from 2017 to 2022; Member, Investment Funds Committee, State of Wyoming from 2017 to 2023; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	26 RICs consisting of 170 Portfolios	None

Lori Richards 1960	Trustee (Since 2024)	Trustee, SEC Historical Society since 2018; Trustee, Garrett College Foundation since 2019; Director, PharmaCann, Inc. from 2021 to 2024; Director, Wahed Invest from 2022 to 2024.	26 RICs consisting of 170 Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	26 RICs consisting of 170 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2019)	Director/Treasurer, Reading Community Trust since 2024; Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	26 RICs consisting of 170 Portfolios	None

[1]	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

[2]

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

Officers Who Are Not Trustees

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees
Jennifer McGovern 1977	Vice President (Since 2019)	Managing Director of BlackRock, Inc. since 2016.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.

Jay M. Fife 1970	Treasurer (Since 2019)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018.

[1]	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

[2]	Officers of the Trust serve at the pleasure of the Board.

Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust and the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, non-profit entities or other organizations; ongoing commitment to and participation in Board and Board committee (each, a “Committee”) meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

Set forth below is a discussion of some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each Trustee should serve on the Board.

Interested Trustees

Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Operating Committee and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Member of BlackRock’s Global Executive Committee, Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Fixed-Income Complex.

John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the BlackRock-advised Funds provides him with a strong understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Fixed-Income Complex. Mr. Perlowski is a member of BlackRock’s Global Executive Committee.

Independent Trustees

Christopher Ailman has more than 30 years of experience in the financial services industry, including most recently serving as Chief Investment Officer of the California State Teachers Retirement System (CalSTRS) from 2000 to June 2024 where he led its investment program. Mr. Ailman currently is a principal at Ailman Advisers. In addition, he has held various roles in the industry, including as member and chair of the asset owner committee of the Kroner Center for Financial Research, chairman of the North American Chapter of the 300 Club of Global CIOs, and co-chair of the Milken Global Capital Markets Advisory Council. These positions have provided Mr. Ailman with considerable investment expertise across asset classes and strategies, and insight and perspective on the markets and the economy. In addition, Mr. Ailman serves as a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Susan J. Carter has over 35 years of experience in investment management. She has served as President & Chief Executive Officer of Commonfund Capital, Inc. (“CCI”), a registered investment adviser focused on non-profit investors, from 1997 to 2013, Chief Executive Officer of CCI from 2013 to 2014 and Senior Advisor to CCI in 2015. Ms. Carter also served as director of the Pacific Pension Institute from 2014 to 2018, trustee to the Financial Accounting Foundation from 2017 to 2021, Advisory Board Member for the Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021, Advisory Board Member for Bridges Fund Management from 2016 to 2018, Advisory Board Member for Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022, and Practitioner Advisory Board Member for Private Capital Research Institute (“PCRI”) from 2017 to 2024. She currently serves as Member of the President’s Counsel for Commonfund. These positions have provided her with insight and perspective on the markets and the economy.

Collette Chilton has over 20 years of experience in investment management. She held the position of Chief Investment Officer of Williams College from October 2006 to June 2023. Prior to that she was President and Chief Investment Officer of Lucent Asset Management Corporation, where she oversaw approximately $40 billion in pension and retirement savings assets for the company. These positions have provided her with insight and perspective on the markets and the economy.

Neil A. Cotty has more than 30 years of experience in the financial services industry, including 19 years at Bank of America Corporation and its affiliates, where he served, at different times, as the Chief Financial Officer of various businesses including Investment Banking, Global Markets, Wealth

Management and Consumer and also served ten years as the Chief Accounting Officer for Bank of America Corporation. Mr. Cotty has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Henry R. Keizer brings over 40 years of executive, financial, operational, strategic and global expertise gained through his 35 year career at KPMG, a global professional services organization and by his service as a director to both publicly and privately held organizations. He has extensive experience with issues facing complex, global companies and expertise in financial reporting, accounting, auditing, risk management, and regulatory affairs for such companies. Mr. Keizer’s experience also includes service as an audit committee chair to both publicly and privately held organizations across numerous industries including professional services, property and casualty reinsurance, insurance, diversified financial services, banking, direct to consumer, business to business and technology. Mr. Keizer is a certified public accountant and also served on the board of the American Institute of Certified Public Accountants. Mr. Keizer has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Cynthia A. Montgomery has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of certain BlackRock-advised Funds and predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. The Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.

Donald C. Opatrny has more than 40 years of business, oversight and executive experience, including through his service as president, director and investment committee chair for academic and not-for-profit organizations, and his experience as a partner, managing director and advisory director at Goldman Sachs for 32 years. He also has investment management experience as a board member of Athena Capital Advisors LLC.

Lori Richards has more than 30 years of experience in the financial services industry, most notably as the first Director of the Office of Compliance Inspections and Examinations (“OCIE”) of the Securities and Exchange Commission (“SEC”) from 1995 to 2009. During 14 years as the Director of OCIE, she led the SEC’s nationwide examination oversight program for advisers, mutual funds, hedge funds, broker-dealers, stock exchanges, and other industry firms. Prior to that, from 1985 to 1995, she held various roles at the SEC, including Associate Director for Enforcement for the SEC’s Pacific Regional Office and executive assistant and senior advisor to then SEC Chairman Arthur Levitt. More recently, Ms. Richards served as Chief Compliance Officer of the Asset and Wealth Management global lines of business at JPMorgan Chase & Co. from 2013 to 2018 where she led its global compliance program, advised business leaders on compliance issues, oversaw risk assessment, monitoring, testing and training, and maintained relationships with regulators. In addition, Ms. Richards served as a member of the National Adjudicatory Council of the Financial Industry Regulatory Authority (FINRA) from 2019 to 2022 and held the chair and vice chair posts during her tenure. Prior thereto, from 2010 to 2013, she was a Principal at PricewaterhouseCoopers LLP (“PwC”) and co-leader of its Asset Management Regulatory group. At PwC, she assisted a broad range of financial services clients in designing and implementing risk management and compliance programs, and preparing for new regulatory expectations. These positions have provided her with insight and perspective on the markets and the economy, as well as asset management regulation and compliance. In addition, Ms. Richards serves as a member of the Audit Committee and the Compliance Committee.

Mark Stalnecker has gained a wealth of experience in investing and asset management from his over 13 years of service as the Chief Investment Officer of the University of Delaware as well as from his various positions with First Union Corporation, including Senior Vice President and State Investment Director of First Investment Advisors. The Board benefits from his experience and perspective as the Chief Investment Officer of a university endowment and from the oversight experience he gained from service on various private and non-profit boards.

Kenneth L. Urish has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of certain BlackRock-advised Funds and predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Claire A. Walton has over 25 years of experience in investment management. She has served as the Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015, an investment manager that specialized in long/short non-U.S. equity investments, and was an owner and General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023, a firm focusing on long/short equities in global emerging and frontier markets. These positions have provided her with insight and perspective on the markets and the economy. Ms. Walton has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Board – Leadership Structure and Oversight Responsibilities

The Board has overall responsibility for the oversight of the Trust and the Fund. The Chair of the Board is an Independent Trustee, and the Chair of each Committee is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee. The role of the Chair of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of Fund management, in executive session or with other service providers to the Fund. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA, other service providers, the operations of the Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Trust’s charter, and the Fund’s investment objective and strategies. The Board reviews, on an ongoing basis, the Fund’s performance, operations and investment strategies and techniques. The Board also conducts reviews of BFA and its role in running the operations of the Fund.

Day-to-day risk management with respect to the Fund is the responsibility of BFA or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Fund, sub-advisers and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Fund and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Trust’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Committees of the Board of Trustees. The members of the Audit Committee (the “Audit Committee”) are Henry R. Keizer (Chair), Neil A. Cotty, Lori Richards, Kenneth L. Urish and Claire A. Walton, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each independent audit of the Fund’s annual financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting or financial reporting policies and practices of the Fund and the internal controls of the Fund and certain service providers; (5) oversee the performance of the Fund’s Independent Registered Public Accounting Firm; (6) review and discuss with management and the Fund’s Independent Registered Public Accounting Firm the performance and findings of the Fund’s internal auditors; (7) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to the Fund’s financial reporting and controls; (8) resolve any disagreements between Fund management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Board has adopted a written charter for the Audit Committee. During the twelve months ended October 31, 2025, the Audit Committee met 4 times.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Cynthia A. Montgomery (Chair), Christopher J. Ailman, Susan J. Carter, Collette Chilton and Henry R. Keizer, all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Trustees; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee may consider nominations for Trustees made by the Fund’s shareholders as it deems appropriate. Under the Trust’s Bylaws, shareholders must follow certain procedures to nominate a person for election as a Trustee at a shareholder meeting at which Trustees are to be elected. Under these advance notice procedures, shareholders must submit the proposed nominee by delivering a notice to the Secretary of the Trust at its principal executive offices no earlier than the 150th day prior to such meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to such meeting or the tenth day following the day on which public announcement is first made of the date of such meeting. The Trust’s Bylaws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as certain other information, including a written consent of the proposed nominee to serve if elected. Reference is made to the Trust’s Bylaws for more details. The Board has adopted a written charter for the Governance Committee. During the twelve months ended October 31, 2025, the Governance Committee met 10 times.

The members of the Compliance Committee (the “Compliance Committee”) are Claire A. Walton (Chair), Cynthia A. Montgomery, Donald C. Opatrny, Lori Richards and Kenneth L. Urish, all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the fund-related activities of BFA and any sub-adviser and the Trust’s third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning the Trust’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the Trust’s Chief Compliance Officer (the “CCO”), including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Board has adopted a written charter for the Compliance Committee. During the twelve months ended October 31, 2025, the Compliance Committee met 4 times.

The members of the Performance Oversight Committee (the “Performance Oversight Committee”) are Donald C. Opatrny (Chair), Christopher J. Ailman, Susan J. Carter, Collette Chilton and Neil A. Cotty, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review information on, and make recommendations to the full Board in respect of, the Fund’s investment objective, policies and practices; (2) review information on the Fund’s investment performance; (3) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (4) review personnel and other resources devoted to management of the Fund and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (5) recommend any required action regarding changes in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (6) request and review information on the nature, extent and quality of services provided to the shareholders; (7) make recommendations to the Board concerning the approval or renewal of investment advisory agreements; and (8) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Oversight Committee. The Board has adopted a written charter for the Performance Oversight Committee. During the twelve months ended October 31, 2025, the Performance Oversight Committee met 5 times.

The members of the Ad Hoc Topics Committee (the “Ad Hoc Topics Committee”) are Mark Stalnecker (Chair) and Claire A. Walton, both of whom are Independent Trustees, and John M. Perlowski, who serves as an interested Trustee. The principal responsibilities of the Ad Hoc Topics Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Ad Hoc Topics Committee by the Board. The Board has adopted a written charter for the Ad Hoc Topics Committee. During the twelve months ended October 31, 2025, the Ad Hoc Topics Committee did not meet.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Independent Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Independent Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, sub-advisers, other service providers, counsel and the Independent Registered Public Accounting Firm, and to exercise effective business judgment in the performance of their duties as Trustees.

Information relating to each Trustee’s share ownership in all BlackRock-advised Funds that are currently overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2025 is set forth in the chart below. Amounts shown may include shares as to which a Trustee has indirect beneficial ownership, such as through participation in certain family accounts, 529 college savings plan interests, or similar arrangements where the Trustee has beneficial economic interest but not a direct ownership interest.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds
Interested Trustees
Robert Fairbairn	None	Over $100,000
John M. Perlowski	None	Over $100,000

Independent Trustees
Christopher J. Ailman	None	Over $100,000
Susan J. Carter	None	Over $100,000
Collette Chilton	None	Over $100,000
Neil A. Cotty	None	Over $100,000
Henry R. Keizer	None	Over $100,000
Cynthia A. Montgomery	None	Over $100,000
Donald C. Opatrny	None	Over $100,000
Lori Richards	None	None
Mark Stalnecker	None	Over $100,000
Kenneth L. Urish	None	Over $100,000
Claire A. Walton	None	Over $100,000

As of December 31, 2025, none of the Independent Trustees of the Trust or their immediate family members owned directly or indirectly beneficially or of record any securities of the Fund’s investment adviser, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with such entities.

Remuneration of Trustees. Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $375,000 per year for his or her services as a board member of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex, including the Trust, and a $20,000 board meeting fee to be paid for each in-person board meeting attended (and may receive a board meeting fee for telephonic attendance at board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Oversight Committee are paid as compensation an additional annual retainer of $45,000, respectively. The Chair of the Board is paid an additional annual retainer of $150,000.

The following table sets forth the compensation the Trust paid to the Trustees, on behalf of the Fund, for the fiscal period ending October 31, 2025 and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2025.

Name	Compensation from the Fund	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and Other BlackRock- Advised Funds[1]
Interested Trustees
Robert Fairbairn	None	None	None
John M. Perlowski	None	None	None

Independent Trustees
Christopher J. Ailman	$487	None	$445,000
Susan J. Carter	$487	None	$445,000
Collette Chilton	$487	None	$445,000
Neil A. Cotty	$489	None	$467,500
Henry R. Keizer[2]	$495	None	$490,000
Cynthia A. Montgomery[3]	$495	None	$490,000
Donald C. Opatrny[4]	$495	None	$490,000
Lori Richards	$487	None	$445,000
Mark Stalnecker[5]	$515	None	$595,000
Kenneth L. Urish	$487	None	$445,000
Claire A. Walton[6]	$495	None	$490,000

[1]	For the number of BlackRock-advised Funds from which each Trustee receives compensation, see “Biographical Information” beginning on page 23.

[2]	Chair of the Audit Committee.

[3]	Chair of the Governance Committee.

[4]	Chair of the Performance Oversight Committee.

[5]	Chair of the Board and Chair of the Ad Hoc Topics Committee.

[6]	Chair of the Compliance Committee.

Control Persons and Principal Holders of Securities. As of February 3, 2026, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of the Fund.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) Participants (as defined below), as of January 30, 2026,

the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of the Fund were as follows:

Name and Address	Percentage of Ownership
State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	21.65%

Morgan Stanley Smith Barney LLC 1 New York Plaza 12th Floor New York, NY 10004-1901	12.73%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	9.79%

Interactive Brokers LLC/Retail One Pickwick Plaza Greenwich, CT 06830	7.63%

J.P. Morgan Securities LLC/JPMC 4 Chase Metrotech Center 7th Floor Brooklyn, NY 11245	5.91%

Citibank, N.A. 3800 Citibank Center Tampa Building B, 1st Floor Zone 8 Tampa, FL 33610	5.53%

Robinhood Securities, LLC 500 Colonial Center Parkway Suite 100 Lake Mary, FL 32746	5.25%

Conflicts of Interest. Certain activities of BFA, BlackRock, Inc. and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers or employees, with respect to the Fund and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and other financial services, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by the Fund.

BlackRock may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives identical or similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. Such other funds or accounts may offer exposure to strategies that are identical or substantially similar to those of the Fund but with different fees and expenses, governance and structures, and/or services provided by BlackRock. BlackRock is also a major participant in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests.

Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

When BlackRock seeks to purchase or sell the same assets for client accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds.

BlackRock, on behalf of other client accounts, on the one hand, and the Fund, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. BlackRock may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of other clients with respect to an issuer in which the Fund has invested, and such actions (or refraining from action) may have a material adverse effect on the Fund. In situations in which clients of BlackRock (including the Fund) hold positions in multiple parts of the capital structure of an issuer, BlackRock may not pursue certain actions or remedies that may be available to the Fund, as a result of legal and regulatory requirements or otherwise. BlackRock addresses these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, BlackRock may determine to rely on information barriers between different business units or portfolio management teams. BlackRock may also determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Fund.

In addition, to the extent permitted by applicable law, the Fund may invest its assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock and/or its personnel, including portfolio managers.

Third parties, including service providers to BlackRock or the Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to the Fund.

In certain circumstances, BlackRock, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Fund, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Fund. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) that it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.

From time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

The Fund may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Fund, the investment management fee amounts paid by the Fund to BlackRock may also increase. The net asset value and liquidity of the Fund may be impacted by purchases and sales of the Fund by model-driven investment portfolios, as well as by BlackRock itself and by its advisory clients.

In addition, certain principals and certain employees of the Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which clients of BlackRock, or, to the extent permitted by the Commission and applicable law, BlackRock, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock.

BlackRock may also create, write or issue derivatives for clients, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. Additionally, an affiliate of BlackRock will create, write or issue options, which may be based on the performance of the Fund. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares ETFs, related to derivative fixed-income products that are based on such iShares ETFs. Trading activity in these derivative products could also potentially lead to greater liquidity for such products, increased purchase activity with respect to these iShares ETFs and increased assets under management for BlackRock.

The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of the Fund. At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent such transactions are permitted, the Fund will deal with BlackRock on an arms-length basis.

To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Fund. Index based funds may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for the Fund or BlackRock.

Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.

When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock in evaluating the Fund’s creditworthiness.

BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Fund. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to, among other things, increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.

As part of its securities lending program, BlackRock indemnifies the Fund and certain other clients and/or funds against a shortfall in collateral in the event of borrower default. On a regular basis, BlackRock calculates the potential dollar exposure of collateral shortfall resulting from a borrower default (“shortfall risk”) in the securities lending program. BlackRock establishes program-wide borrower limits (“credit limits”) to actively manage borrower-specific credit exposure. BlackRock oversees the risk model that calculates projected collateral shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower credit characteristics. When necessary, BlackRock may adjust securities lending program attributes by restricting eligible collateral or reducing borrower credit limits. As a result, the management of program-wide exposure as well as BlackRock-specific indemnification exposure may affect the amount of securities lending activity BlackRock may conduct at any given point in time by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).

BlackRock may decline to make a securities loan on behalf of the Fund, discontinue lending on behalf of the Fund or terminate a securities loan on behalf of the Fund for any reason, including but not limited to regulatory requirements and/or market rules, liquidity considerations, or credit considerations, which may impact the Fund by reducing or eliminating the volume of lending opportunities for certain types of loans, loans in particular markets, loans of particular securities or types of securities, or for loans overall. In addition, some borrowers may prefer certain BlackRock lenders that provide additional protections against lender default that are favored by their prudential regulation.

BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e. indemnification exposure limit and borrower credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios do not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.

Purchases and sales of securities and other assets for the Fund may be aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order.

BlackRock, unless prohibited by applicable law, may cause the Fund or account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer.

Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Fund, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for the Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of the Fund. In addition, transactions in Fund shares may be executed on MEMX if third party brokers select MEMX as the appropriate venue for the execution of such orders.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section in this SAI.

It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock reserves the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of the Fund acquired for its own accounts or the account of a BlackRock advisory client. A large sale or redemption of shares of the Fund by BlackRock itself or a BlackRock advisory client could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund.

It is possible that the Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock, in the course of these activities. In addition, from time to time, the activities of BlackRock may limit the Fund’s flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.

BlackRock and its personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients’ accounts may differ from the valuations for the same securities or investments assigned by the Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in the Determination of Net Asset Value section in this SAI, when market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value by BFA. BFA has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act and acts through BFA’s Rule 2a-5 Committee (the “2a-5 Committee”), with assistance from other BFA pricing committees and in accordance with BFA’s policies and procedures (the “Valuation Procedures”). When determining a “fair value price,” the 2a-5 Committee seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BFA deems relevant at the time of the determination, and may be based on analytical values determined by BFA using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the 2a-5 Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BFA with respect to services for which it receives an asset-based fee.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

BlackRock will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules or guidance adopted under the Investment Company Act engage in transactions with another fund or accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the Commission. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or that otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice regarding certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Moreover, applicable provisions of the 1940 Act or other regulatory considerations may restrict a Fund or BlackRock from effecting certain portfolio transactions or taking other actions in respect of an investment on behalf of a Fund, including where BlackRock and/or clients advised by BlackRock already have an interest in such issuer or the investment. Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Fund may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.

BlackRock has adopted and implemented policies and procedures that are designed to address potential conflicts that arise in connection with the advisory services BlackRock provides to the Fund and other clients. Certain BlackRock advisory personnel may take views, and make decisions or recommendations, that are different than or opposite those of other BlackRock advisory personnel. Certain portfolio management teams within BlackRock may make decisions or take (or refrain from taking) actions with respect to clients they advise in a manner different than or adverse to the decisions made or the actions taken (or not taken) by the Fund’s portfolio management teams. The various portfolio management teams may not share information with each other, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

BlackRock has established certain information barriers and other policies to address the sharing of information between different businesses within BlackRock, including with respect to personnel responsible with managing portfolios and voting proxies with respect to certain index equity portfolios versus those responsible for managing portfolios and voting proxies with respect to all other portfolios. As a result of information barriers, certain units of BlackRock generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other units of

BlackRock, and generally will not manage the funds with the benefit of information possessed by such other units. Therefore, BlackRock may not be able to review potential investments for the Fund with the benefit of information held by certain areas of BlackRock.

BlackRock may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, BlackRock personnel, businesses, and business units that were moved will no longer have access to the information and personnel from the side of the information barrier from which they were moved. Information obtained in connection with such changes to information barriers may limit or restrict the ability of BlackRock to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that BlackRock may otherwise have purchased or sold for a client in the absence of a change to an information barrier). Information barriers may not have their intended impact due to, for example, changes in applicable law or inadvertent crossings of the barriers, and actions by personnel on one side of a barrier may impact the potential actions of personnel on the other side of a barrier.

Although the information barriers are intended to allow for independent portfolio management decision-making and proxy voting among certain BlackRock businesses, the investment activities of BlackRock for BlackRock clients, as well as BlackRock’s proprietary accounts, may nonetheless limit the investment strategies and rights of other clients (including the Fund). As BlackRock’s assets under management increases, BlackRock clients may face greater negative impacts due to ownership restrictions and limitations imposed by laws, regulations, rules, regulators, or issuers. For example, in certain circumstances where a BlackRock client invests in securities issued by companies that operate in certain industries (e.g., banking, insurance, and utilities) or in certain emerging or international markets, or are subject to regulatory or corporate ownership restrictions (e.g., with mechanisms such as poison pills in place to prevent takeovers), or where a BlackRock client invests in certain futures and derivatives, there may be limits on the aggregate amount invested by BlackRock for its clients and BlackRock’s proprietary accounts that may not be exceeded without the grant of a license or other regulatory or corporate approval, order, consent, relief, waiver or non-disapproval or, if exceeded, may cause BlackRock or its clients to be subject to enforcement actions, disgorgement of share ownership or profits, regulatory restrictions, complex compliance reporting, increased compliance costs or suffer disadvantages or business restrictions. In light of certain restrictions, BlackRock may also seek to make indirect investments (e.g., using derivatives) on behalf of its clients to receive exposure to certain securities in excess of the applicable ownership restrictions and limitations when legally permitted that will expose such clients to additional costs and additional risks, including any risks associated with investing in derivatives. There may be limited availability of derivatives that provide indirect exposure to an impacted security. BlackRock clients can be subject to more than one ownership limitation depending on each client’s holdings, and each ownership limitation can impact multiple securities held by the client. Certain clients or shareholders may have their own overlapping obligations to monitor their compliance with ownership limitations across their investments.

If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a BlackRock client or as a result of corporate actions by the issuer, the ability of BlackRock on behalf of clients to purchase or dispose of investments, or exercise rights (including voting) or undertake business transactions, may be restricted by law, regulation, rule, or organizational documents or otherwise impaired. For example, to meet the requirements of an ownership limitation or restriction, a client may be unable to purchase or directly hold a security the client would otherwise purchase or hold. The limitation or restriction may be based on the holdings of other BlackRock clients instead of the specific client being restricted. For index funds, this means a fund may not be able to track its index as closely as it would if it was not subject to an ownership limitation or restriction because the fund cannot acquire the amount of the impacted security included in its index. BlackRock on behalf of its clients may limit purchases, sell existing investments, utilize indirect investments, utilize information barriers, or otherwise restrict, forgo, or limit the exercise of rights (including transferring, outsourcing, or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds. These types of restrictions could negatively impact a client’s performance or ability to meet its investment objective.

When BlackRock or a BlackRock client is subject to an ownership limitation, BlackRock may in its discretion seek permission from the applicable issuers or regulators to exceed the limitation. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date with minimal or no notice. The issuer and/or regulator may also require that BlackRock on behalf of itself and its clients take or refrain from taking certain actions in connection with the approval, order, consent, relief or non-disapproval, which BlackRock may accept if it believes the benefits outweigh the costs and may limit BlackRock from taking actions that it otherwise would take. In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients, taking into consideration benchmark weight and investment strategy. BlackRock may adopt certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may limit additional purchases in such securities or remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of the Fund. If client holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to reduce these positions to meet the applicable limitations and BlackRock or such client may be subject to regulatory actions. In these cases, the investments will be sold in a manner that BlackRock deems fair and equitable over time.

Ownership limitations are highly complex. It is possible that, despite BlackRock’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit or violate the corporate or regulatory approval, order, consent, relief or non-disapproval that was obtained.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock may not serve as an Authorized Participant in the creation and redemption of the Fund and other BFA-advised ETFs.

Under an ETF Services Agreement the Fund has retained BRIL, an affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL has engaged Citibank, N.A. (“Citibank”) as a subcontractor to provide certain ETF Services. BRIL retains a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from Citibank on the design and development of the ETF Services platform. Citibank has, and may from time to time, develop additional relationships with BlackRock or funds managed by BFA and its affiliates.

In order to defray transaction expenses and protect against possible shareholder dilution, the Fund may collect certain fees from Authorized Participants in connection with cash substitutions for creation and redemption transactions. While BlackRock uses good faith estimates of the expected costs to the Fund in determining the rates for fees collected by the Fund related to creation and redemption activity, BlackRock may have incentives to improve Fund performance through the collection of these fees. As these charges are based on estimates, where the charges exceed actual transaction costs incurred by the Fund, Fund performance could improve as a result. BlackRock has established processes to oversee the determination of these estimates in an effort to mitigate this conflict.

BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Fund may seek to license and use such indices as part of its investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. In instances where BlackRock charges a unitary management fee, BlackRock may have a financial incentive to use a BlackRock index that is less costly to BlackRock than a third party index. BlackRock may benefit from the Fund using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to the Fund and the Fund is under no obligation to use BlackRock indices. Any fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.

BlackRock may enter into contractual arrangements with third-party service providers to the Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. BlackRock may also enter into contractual arrangements with such service providers pursuant to which BlackRock incurs additional costs if the service provider’s services are terminated with respect to the Fund. To the extent that BlackRock is responsible for paying service providers out of its fees that it receives from the Fund, the benefits of lower fees, including any fee discounts or concessions, or any additional savings, may accrue, in whole or in part, to BlackRock, which could result in conflicts of interest relating to the use or termination of service providers to the Fund. In addition, conflicts of interest may arise with respect to contractual arrangements with third-party service providers to the Fund, or the selection of such providers, particularly in circumstances where BlackRock is negotiating on behalf of both funds that have a unitary management fee and those that do not or different service providers have different fee structures.

Conflicts of interest may arise as a result of simultaneous investment management of multiple client accounts by BlackRock’s investment professionals. For example, differences in the advisory fee structure may create the appearance of actual or potential conflicts of interest because such differences could create pecuniary incentives for BlackRock to favor one client account over another.

BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by the Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Fund, that engage the service provider (typically the custodian). The Fund’s service provider remunerates BlackRock for the use of the systems. The Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.

BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that the Fund enter into or renew an arrangement with the service provider.

In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not affect Fund fees and expenses applicable to such client’s investment in the Fund.

Present and future activities of BlackRock and its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BFA serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and BFA (the “Investment Advisory Agreement”). BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for making investment decisions for the Fund.

Pursuant to the Investment Advisory Agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.

BFA is responsible, under the Investment Advisory Agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear the cost of, the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Independent Trustees).

For its investment advisory services to the Fund, BFA is paid a management fee by the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.20%.

BFA may voluntarily agree to waive a portion of its respective fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. BFA may discontinue this voluntary waiver and/or reimbursement at any time without notice.

BFA may also from time to time voluntarily waive and/or reimburse other fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.

The following table sets forth the management fee the Fund paid BFA for the fiscal period noted.

Fund Inception Date	Management Fees Paid for the Fiscal Period Ended October 31, 2025
February 4, 2025	$351,074

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Codes of Ethics. The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of the Fund’s Prospectus or by accessing the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

Anti-Money Laundering Requirements. The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement (the “Master Services Agreement”). JPMorgan’s principal address is 383 Madison Avenue, 11th Floor, New York, NY 10179. Pursuant to the Master Services Agreement with the Trust, JPMorgan provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, JPMorgan makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Master Services Agreement with the Trust, JPMorgan maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. JPMorgan is required, upon the order of the Trust, to deliver securities held by JPMorgan and to make payments for securities purchased by the Trust for the Fund. JPMorgan is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Master Services Agreement with the Trust, JPMorgan acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, JPMorgan receives certain out-of- pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.

Distributor. The Distributor’s principal address is 50 Hudson Yards, New York, NY 10001. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), Depository Trust Company (“DTC”) participants and/or investor services organizations.

BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Securities Lending. To the extent that the Fund engages in securities lending, the Fund conducts its securities lending pursuant to an exemptive order from the Commission permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund as securities lending agent. To the extent that the Fund engages in securities lending, BTC acts as securities lending agent for the Fund, subject to the overall supervision of BFA, pursuant to a written agreement (the “Securities Lending Agency Agreement”). BTC administers the lending program in accordance with guidelines approved by the Board.

The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in money market funds advised by BFA or its affiliates, and such fees will not be subject to any waivers (the “collateral investment fees”); however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee.

To the extent that the Fund invests cash collateral in a non-government money market fund, the Fund may be subject to a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, the Fund will be subject to a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the liquidity costs are de minimis (i.e., less than one basis point (0.01%)). The money market fund will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If the money market fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day. The imposition of any such discretionary or mandatory liquidity fee would reduce the Fund’s returns on securities lending.

Under the securities lending program, the Fund is categorized into one of several specific asset classes. The determination of the Fund’s asset class category (fixed-income, domestic equity, international equity, or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.

Pursuant to the current securities lending agreement: (i) if the Fund were to engage in securities lending, the Fund retains 82% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds specified thresholds, the Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) if the Fund were to engage in securities lending, 85% of securities lending income (which excludes collateral investment fees); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.

The Fund had no income and fees/compensation related to its securities lending activities during its most recent period ended October 31, 2025.

Payments by BFA and its Affiliates. BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund and other funds or products sponsored and/or advised by BFA Entities (collectively for purposes of this section, the “Products”). BFA Entities make these payments from their own assets and not from the assets of the Fund. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Fund or other Products (including, if applicable, any underlying Products held by the Fund), these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other Products. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund and other Products, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Fund or other Products (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Fund or other Products available to their clients, in some cases at a waived or reduced commission rate or ticket charge, develop new products that feature iShares, create educational content about the Fund or other Products that is featured on an Intermediary’s platform, or otherwise promote the Fund or other Products. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the business of the BFA Entities or facilitate investment in the Fund or other Products. Payments of the type described above are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients, what services to provide for various products or what marketing content to make available to its clients based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients. These financial incentives may cause the Intermediary to recommend the Fund or other Products or otherwise promote the Fund or other Products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

In addition to the payments described above, BFA Entities have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.blackrock.com website at no additional cost to Intermediaries. BlackRock may configure these tools and calculators and localize the content for Intermediaries as part of its customary digital marketing support and promotion of the Fund or other Products.

As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Effective June 4, 2016, this relationship was expanded to include National Financial Services, LLC (“NFS”), an affiliate of FBS. Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS, NFS and certain of their affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote certain funds and Products to customers, investment professionals and other intermediaries and in advertising campaigns as the preferred exchange-traded product, to offer certain funds and Products in certain Fidelity platforms and investment programs, in some cases at a waived or reduced commission rate or ticket charge, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS and NFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS and/or NFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS and NFS during the wind-down period.

In addition, BFA Entities have entered into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the business of the BFA Entities or facilitate investment in the Fund or certain Products. Such agreements can include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or educational content, co-marketing and cross-promotional efforts. In certain cases, such payments to Intermediaries are subject to certain minimum payment levels or tiered payments. With respect to certain funds and Products, payments by the BFA Entities may take the form of, among other things, “due diligence” payments for an Intermediary’s review of such funds and Products; payment for providing employee training and information relating to such funds and Products; fees for access (in some cases on a preferential basis) to an Intermediary’s registered representatives, salespersons or other personnel, fees for maintaining an Intermediary’s investor platform, “shelf space” payments for making such funds and Products available on the Intermediary’s platform or fees for providing assistance in promoting the sale of such funds and Products. In such cases, the payments to Intermediaries may be tiered or based on a percentage of the value of the funds and Products held by customers of the applicable Intermediary and may also be subject to minimum payment levels. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties and may reflect different services provided. As of the date of this SAI, the Intermediaries and other third parties (or their respective affiliates) receiving one or more types of the contractual payments described above include (in addition to FBS and NFS): &Partners, Advisor Credit Exchange, AE Wealth Management, LLC, American Enterprise Investment Services, Inc., Avantax Investment Services, Inc., BNY Mellon Capital Markets, LLC, BNY Mellon Performance & Risk Analytics, LLC, Cetera Financial Group, Inc., Charles Schwab & Co., Inc., Clearstream Fund Centre AG, Commonwealth Equity Services, LLC, Dorsey Wright and Associates, LLC, Dynasty Financial Partners LLC, E*Trade Securities LLC, Envestnet Asset Management, Inc., iCapital Markets LLC, Interactive Brokers LLC, LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MML Investors Services, LLC, Morgan Stanley Smith Barney LLC, Northwestern Mutual Investment Services, LLC, Orion Portfolio Solutions, LLC, Pershing LLC, Raymond James Financial Services, Inc., Riskalyze, Inc., Sanctuary Wealth Group, LLC, UBS Financial Services Inc., Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.

Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed in the immediately preceding paragraph. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Products, including the Fund, in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BFA Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Fund or other Products.

The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets. Other funds managed by BFA may also participate in such programs.

Determination of Net Asset Value

Valuation of Shares. The NAV for the Fund is generally calculated as of the close of regular trading hours on the NYSE (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open. In computing the NAV of its shares for purposes of sales and redemptions, the Fund values its portfolio securities as described below and will quote its NAV per share to the sixth decimal place (e.g., $100.000000) for transactions with Authorized Participants. However, the Fund’s share price will be calculated to less decimal places in connection with transactions on the NYSE. The Fund’s NAV per share is expected to fluctuate from time to time.

Valuation of assets held by the Fund is performed as follows:

Fixed-Income Investments. The Fund values fixed-income portfolio securities and certain derivative instruments using bid prices provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with BFA’s valuation policies and procedures. Pricing services may use valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by the Fund. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.

Underlying Funds. Shares of underlying open-end funds (including money market funds) are valued at NAV. Shares of underlying exchange-traded closed-end funds or other ETFs will be valued at their most recent closing price.

General Valuation Information. Prices obtained from independent third-party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for assets that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by BFA, the Fund’s valuation designee, as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Fund (including restricted securities and private market investments, as applicable) are valued at fair value as determined in good faith by BFA pursuant to the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

Fair Value. When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BFA in accordance with the Valuation Procedures. Pursuant to Rule 2a-5 under the Investment Company Act, the Board has designated BFA as the valuation designee for the Fund. BFA may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BFA believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BFA determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing the Fund’s assets or liabilities, is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BFA is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign assets, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign assets in one or more non-U.S. markets following the close of the local markets to the prices that might have prevailed as of the Fund’s pricing time.

BFA’s Rule 2a-5 Committee is responsible for reviewing and approving methodologies by investment type and significant inputs used in the fair valuation of Fund assets or liabilities. In addition, the Fund’s accounting agent assists BFA by periodically endeavoring to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers. BFA regularly evaluates the values assigned to the securities and other assets and liabilities of the Fund.

When determining the price for a Fair Value Asset, BFA will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction on the date on which the asset or liability is being valued, and does not seek to determine the price the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that BFA deems relevant at the time of the determination, and may be based on analytical values determined by BFA using proprietary or third-party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an investment, one or more fair value methodologies may be used (depending on certain factors, including the asset type). For example, the investment may be initially priced based on the original cost of the investment or, alternatively, using proprietary or third-party models that may rely upon one or more unobservable inputs. Prices of actual, executed or historical transactions in the relevant investment (or comparable instruments) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar instruments, may also be used as a basis for establishing the fair value of an investment.

The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities, to the extent such rules become more stringent, would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.

Brokerage Transactions

Subject to policies established by the Board, BFA is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account certain factors set out below. While BFA generally seeks reasonable trade execution costs, the Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including the Fund. In return for such services, BFA may cause the Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for the Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BFA believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

BFA, unless prohibited by applicable law, may participate in client commission arrangements under which BFA may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BFA. BFA believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BFA will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e).

BFA regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BFA views as impactful to its trading results.

BFA, unless prohibited by applicable law, may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BFA by the broker-dealer) and execution or brokerage services within applicable rules and BFA’s policies to the extent that such permitted services do not compromise BFA’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third-party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BFA, unless prohibited by applicable law, might pay with Fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BFA’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Fund to BFA are not reduced as a result of BFA’s receipt of research services. In some cases, BFA may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BFA makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BFA will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BFA faces a potential conflict of interest, but BFA believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Fund will be made in accordance with Rule 17e-1 under the Investment Company Act.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States will be subject to negotiated commission rates.

The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

In no instance will portfolio securities be purchased from or sold to BFA, BRIL or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When offered securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid except where required by local markets.

BFA may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for the Fund and for other investment accounts managed by BFA and the other Affiliates are made independently of each other in light of differing conditions. BFA allocates investments among client accounts in a fair and equitable manner over time. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts.

Initial public offerings (“IPOs”) of securities may be over-subscribed and subsequently trade at a premium in the secondary market. In these situations, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible client accounts for which that team is responsible. IPOs of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the IPO will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or the other Affiliates during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which BFA or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be aggregated in a single order if the trader believes the aggregated trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with an aggregated order will be shared pro rata among the clients in the aggregated order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BFA or the other Affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the aggregated order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and aggregated orders will be kept aggregated only long enough to execute the order.

The Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, BRIL or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BFA, BRIL or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

The table below sets forth the brokerage commissions paid by the Fund for the fiscal period noted.

Fund Inception Date	Brokerage Commissions Paid During the Fiscal Period Ended October 31, 2025
February 4, 2025	$0

The Fund did not pay any brokerage commissions to BRIL, an affiliate of BFA, or to any other broker-dealer that is part of the BlackRock group of companies during the period February 4, 2025 (commencement of operations) to October 31, 2025.

The following table shows the dollar amount of brokerage commissions paid to brokers for providing Section 28(e) research/brokerage services under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the approximate dollar amount of the transactions involved for the period February 4, 2025 (commencement of operations) to October 31, 2025. The provision of Section 28(e) research/brokerage services was not necessarily a factor in the placement of all brokerage business with such brokers.

Amount of Commissions Paid to Brokers for Providing 28(e) Eligible Research Services	Amount of Brokerage Transactions Involved
$0	$0

As of October 31, 2025, the Fund held no securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) or their parents whose shares were purchased during the period February 4, 2025 (commencement of operations) to October 31, 2025.

The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BlackRock manages or advises. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BlackRock are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BlackRock. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BlackRock may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BlackRock may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Additional Information Concerning the Trust

Shares. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust’s shares is registered under the 1933 Act.

The Trust was organized as a Delaware statutory trust on October 31, 2018 and is authorized to have multiple series or portfolios, each called a fund. The Trust issues shares of beneficial interests in each fund with no par value. The Board may establish and designate additional funds. This SAI relates solely to the Fund.

Each whole share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

Shareholders may make inquiries by writing to BlackRock ETF Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.

In accordance with the Trust’s current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund. The Trust or a fund may be terminated by a majority vote of the Board. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a fund may make redemptions, for cash or for a combination of cash and securities. Further, in the event of a termination of the Trust or a fund, the Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within the Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but the NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Distribution of Shares. In connection with the Fund’s launch, the Fund was seeded through the sale of one or more Creation Units by the Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of the Fund or the Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for the Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.

Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.

Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.

Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.

Creation and Redemption of Creation Units

General. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund’s NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the approximate value of such Creation Unit as of October 31, 2025:

Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
10,000	$1,005,570.23

In its discretion, the Trust reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is any day the Fund is open for business, including any day when it satisfies redemption requests as required by section 22(e) of the 1940 Act. The Fund is open for business any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund is generally cash. However, in some cases the consideration consists of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

The Fund’s current policy is to accept cash in substitution for the Deposit Securities it might otherwise accept as in-kind consideration for the purchase of Creation Units. The Fund may, at times, elect to receive Deposit Securities (i.e., the in-kind deposit of a designated portfolio of securities) and a Cash Component as consideration for the purchase of Creation Units. If the Fund elects to accept Deposit Securities, a purchaser’s delivery of the Deposit Securities together with the Cash Component will constitute the “Fund Deposit,” which will represent the consideration for a Creation Unit of the Fund. Please see the Cash Purchase Method section below and the following discussion summarizing the Deposit Security method for further information on purchasing Creation Units of the Fund.

The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s portfolio.

The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.

Fund Deposits may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery, (ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below), (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction, (iv) when delivery of the Deposit Security by the Authorized Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws, (v) in connection with distribution payments to be made by the Fund, or (vi) in certain other situations.

Cash Purchase Method. Although the Trust does not generally permit partial cash purchases of Creation Units of the Fund (Creation Units of the Fund are generally offered solely for cash), when partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A member or participant of a clearing agency registered with the SEC which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the Authorized Participant. Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.

Purchase Orders. To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Fund to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. The Fund’s deadline specified above for the submission of purchase orders is referred to as the Fund’s “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s or its agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund’s Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Units. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.

Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the right to reject or revoke a creation order transmitted to it by the Distributor or its agent provided that a rejection or revocation of a creation order does not violate Rule 6c-11 under the Investment Company Act. For example, the Fund may reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities is not legally required or would, in the opinion of counsel, be unlawful; or (v) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, JPMorgan, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Unlike many institutional money money market funds where shares settle on trade date, Creation Units are generally issued on a “T+1 basis” (i.e., one Business Day after trade date). The Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, as applicable. For example, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 in order to accommodate non-U.S. market holiday schedules, the occurrence of a holiday in the U.S. bond market that is not a holiday observed in the U.S. equity market, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances consistent with applicable law.

To the extent contemplated by an Authorized Participant Agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to buy Deposit Securities for the Fund. Such collateral must be delivered no later than the time specified by the Fund or its custodian on the contractual settlement date. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

Costs Associated with Creation Transactions. Although the Fund does not intend to do so as of the date of this SAI, the Fund reserves the right to impose a standard creation transaction fee to offset the transfer and other transaction costs associated with the issuance of Creation Units.

Under an ETF Services Agreement, the Fund has retained BRIL, an affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL may receive from an Authorized Participant a standard transaction fee on each creation order, which consists of (1) a fee for providing the ETF Services (the “ETF Servicing Fee”) and (2) transfer, processing and other transaction costs charged by the Fund custodian in connection with the issuance of Creation Units for such creation order (“Custody Transaction Costs”). BRIL is entitled to retain the ETF Servicing Fee pursuant to the ETF Services Agreement, but BRIL will reimburse any Custody Transaction Costs to the Fund custodian according to the amounts invoiced by such custodian.

The ETF Servicing Fee is a flat fee per order regardless of the number of Creation Units being purchased, which amount will vary among different BlackRock-advised funds based on a number of factors, including the complexity of the order and the types of securities or instruments included in a fund’s Creation Basket, among other variables. The ETF Servicing Fee may be equal to zero in certain instances, such as for creation transactions that consist solely of cash. The actual Custody Transaction Costs vary per order based on the number of trades, underlying markets and settlement locations associated with the issuance of a Creation Unit. The following table sets forth the actual creation transaction fee that was charged on February 1, 2026. The actual fee that was or would have been charged to an Authorized Participant in connection with a creation order will vary over time depending on the factors discussed above, and may be higher than the fee set forth below.

In order to defray transaction expenses for the Fund and protect against possible shareholder dilution, if a creation transaction consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs based on historical data or other inputs, at BlackRock’s discretion, and may include part or all of the spread between the expected bid and offer side of the market and anticipated market impact). However, the Fund is not obligated to trade identical securities to the securities identified by BlackRock in estimating these transaction and other costs and expenses. In certain cases, BlackRock or an affiliate may determine in its discretion to deviate from the regular charge, subject to the maximum amounts shown below.

Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.

The following table sets forth the Fund’s actual creation transaction fee as of February 1, 2026 and maximum additional charge (as described above):

Standard Creation Transaction Fee*	Maximum Additional Charge**
$0.00	3%

*

The standard creation transaction fee consists of the ETF Servicing Fee and Custody Transaction Costs. The standard creation transaction fee may vary over time depending on the factors discussed above, and may be higher than the fee set forth above.

**	As a percentage of the net asset value per Creation Unit.

Redemption of Creation Units. Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

The Fund generally redeems Creation Units solely for cash. However, the Fund reserves the right to distribute securities in-kind as payment for Creation Units being redeemed. Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.

The Fund publishes the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable to redemption requests received in proper form (as defined below) on that day (“Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) in order to effect redemptions of Creation Units of the Fund. Such Fund Securities and Cash Amount will remain in effect until such time as the next announced composition of the Fund Securities and Cash Amount is made available. The Fund Securities and Cash Amount are subject to possible amendment or correction. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.

If redemptions are not paid in cash, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee, if applicable (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction, (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws, (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment, (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption, or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units for cash. The Fund may, in its sole discretion, provide such redeeming Authorized Participant a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket. Redemption Baskets may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.

Cash Redemption Method. Although the Trust does not generally permit partial cash redemptions of Creation Units of the Fund (Creation Units of the Fund are generally redeemed solely for cash), when partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Costs Associated with Redemption Transactions. Although the Fund does not intend to do so as of the date of this SAI, the Fund reserves the right to impose a standard redemption transaction fee to offset transfer and other transaction costs that may be incurred by the Fund.

As described above, under an ETF Services Agreement, the Fund has retained BRIL, an affiliate of BFA, to perform certain ETF Services. BRIL may receive from an Authorized Participant a standard transaction fee on each redemption order, which consists of (1) the ETF Servicing Fee and (2) Custody Transaction Costs. BRIL is entitled to retain the ETF Servicing Fee pursuant to the ETF Services Agreement, but BRIL will reimburse any Custody Transaction Costs to the Fund custodian according to the amounts invoiced by such custodian.

The ETF Servicing Fee is a flat fee per order regardless of the number of Creation Units being redeemed, which amount will vary among different BlackRock-advised funds based on a number of factors, including the complexity of the order and the types of securities or instruments included in a fund’s Redemption Basket, among other variables. The actual Custody Transaction Costs vary per order based on the number of trades, underlying markets, and settlement locations associated with the redemption of a Creation Unit. The following table sets forth for the Fund an estimate of the redemption transaction fee that would have been charged as of February 1, 2026 if the Fund had redeemed a Creation Unit on that date. The actual fee that would have been charged to an Authorized Participant in connection with a redemption order will vary over time depending on the factors discussed above, and may be higher than the fee set forth below.

In order to defray transaction expenses for the Fund and protect against possible shareholder dilution, if a redemption transaction consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs based on historical data or other inputs, at BlackRock’s discretion, and may include part or all of the spread between the expected bid and offer side of the market and anticipated market impact). However, the Fund is not obligated to trade identical securities to the securities identified by BlackRock in estimating these transaction and other costs and expenses. In certain cases, BlackRock or an affiliate may determine in its discretion to deviate from the regular charge, subject to the maximum amounts shown below.

Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

The following table sets forth the Fund’s estimated redemption transaction fee as of February 1, 2026 and maximum additional charge (as described above):

Standard Redemption Transaction Fee*	Maximum Additional Charge**
$0.00	2%

*

The standard redemption transaction fee consists of the ETF Servicing Fee and Custody Transaction Costs. The standard redemption transaction fee may vary over time depending on the factors discussed above, and may be higher than the fee set forth above. Estimated fee as of February 1, 2026.

**	As a percentage of the net asset value per Creation Unit.

Placement of Redemption Orders. Redemption requests for Creation Units of the Fund must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund’s transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Fund’s transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.

Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund’s transfer agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

Unlike many institutional money money market funds where redemption proceeds are delivered on the same Business Day as the redemption, deliveries of redemption proceeds by the Fund are generally made within one Business Day (i.e., “T+1”). However, the Fund reserves the right to settle redemption transactions on a basis other than T+1, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the Fund reserves the right to settle redemption transactions on a basis other than T+1 in order to accommodate non-U.S. market holiday schedules, the occurrence of a holiday in the U.S. bond market that is not a holiday observed in the U.S. equity market, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances consistent with applicable law.

If neither the Authorized Participant nor the Beneficial Owner on whose behalf the Authorized Participant is acting has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Fund may in its discretion exercise its option to redeem such shares in cash, and the Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above, if any, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to the time specified by the Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. Such collateral must be delivered no later than the time specified by the Fund or its custodian on the Business Day after the date of submission of such redemption request and shall be held by JPMorgan and marked-to-market daily.

The fees of JPMorgan and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges. Because the portfolio securities of the Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Custom Baskets. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Fund’s portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of BFA who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of the Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. BlackRock has established a governance process to oversee basket compliance for the Fund, as set forth in the Fund’s policies and procedures.

Suspension of Redemptions Prior to Liquidation. If the Board, including a majority of the non-interested Trustees, determines either that the Fund has invested, at the end of a business day, less than 10% of its total assets in weekly liquid assets, then the Board, subject to certain conditions, may in the case of the Fund that the Board has determined to liquidate irrevocably, suspend redemptions and payment of redemption proceeds in order to facilitate the permanent liquidation of the Fund in an orderly manner. If this were to occur, it would likely result in a delay in a shareholder’s receipt of redemption proceeds.

Taxation on Creations and Redemptions of Creation Units. An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Similarly, an Authorized Participant generally will recognize either gain or loss upon the redemption of the Creation Units. If the Creation Units are held as capital assets, current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of the Creation Units will generally create long-term capital gain or loss if the Authorized Participant held the Creation Units for more than one year and short-term capital gain or loss if the Authorized Participant held the Creation Units for one year or less. An Authorized Participant maybe able to elect to adopt a simplified, aggregate accounting method under which gains and losses upon the redemption of the Creation Units can be netted based on computation periods rather than reported separately. Capital gains and losses determined under the simplified, aggregate accounting method are treated as short-term capital gains and losses. Because the Fund offers Creation Units to, and redeems Creation Units from, Authorized Participants using a floating NAV, a redeeming Authorized Participant may realize gains and losses generally due to differences between the NAV at which Creation Units are acquired and the NAV at which Creation Units are redeemed. Such realized gains and losses generally would be accounted for separately unless the Authorized Participant adopted the simplified, aggregate accounting method. Authorized Participants are urged to consult their tax advisors.

If the Fund imposes a mandatory or discretionary liquidity fee on the redemption of Creation Units, the amount that would ordinarily be payable to a redeeming Authorized Participant will be reduced, consequently reducing the amount of gain, or increasing the amount of loss, that would otherwise be reportable for income tax purposes. A mandatory liquidity fee or discretionary liquidity fee cannot be separately claimed as a deduction.

Taxes

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.

Regulated Investment Company Qualifications. The Fund intends to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.

The Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in qualified publicly-traded partnerships. The Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than the excess of its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund may decide to retain a portion of its income or gains. The Fund will be subject to U.S. federal income taxation to the extent it does not distribute all (or, in the case of the excise tax, substantially all) of such income or gains. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. In certain circumstances, including in instances where the operational cost of the distribution would exceed the amount of the income or excise tax, BFA or an affiliate may voluntarily pay the tax on behalf of the Fund or reimburse the Fund for the tax. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.

In the event that the Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute monthly to its shareholders substantially all of its investment company taxable income and annually any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s current and accumulated earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of (i) the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains and (ii) the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Sales of Shares. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

A shareholder in a money market fund such as the Fund may elect to adopt a simplified, aggregate accounting method under which gains and losses can be netted based on computation periods rather than reported separately. Capital gains and losses determined under the simplified, aggregate accounting method are treated as short-term capital gains and losses. Because Shares are available for sale on the Listing Exchange, a shareholder selling Shares on the Listed Exchange may realize gains and losses generally due to differences between the market price at which Shares are acquired and the market price at which Shares are sold. Such realized gains and losses generally would be accounted for separately unless the shareholder adopted the simplified, aggregate accounting method. Additionally, unless the shareholder adopts the simplified, aggregate accounting method, any losses realized by the shareholder may be disallowed under “wash sale” rules if the shareholder acquires shares in the same Fund within a period of 61 days beginning 30 days before and ending 30 days after such secondary market sale. Shareholders are urged to consult their tax advisors.

Backup Withholding. In certain cases, the Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of the Fund, has the right to reject an order to create Creation Units of the Fund if the Authorized Participant (or group of Authorized Participants) would, upon obtaining the Creation Units, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such Deposit Securities on the date of deposit. If the Fund’s basis in such Deposit Securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the Deposit Securities, would recognize more taxable gain or less taxable loss than if its basis in the Deposit Securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Qualified Dividend Income and Qualified REIT Dividends. For non-corporate shareholders, distributions by the Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, which is eligible to be taxed at long-term capital gain rates to the extent the Fund receives qualified dividend income on the securities it holds and the Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations and certain non-U.S. corporations (e.g., non-U.S. corporations that are not PFICs and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S. (where the dividends are paid with respect to such stock)). Substitute payments received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income.

A dividend from the Fund will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code.

Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, a non-corporate taxpayer who is a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and a RIC may report dividends as eligible for this deduction to the extent the RIC’s income is derived from ordinary REIT dividends (reduced by allocable RIC expenses). A shareholder may treat the dividends as such provided the RIC and the shareholder satisfy applicable holding period requirements. A dividend from the Fund will not be treated as qualified REIT dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for at least 46 days during the 91-day period that begins on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the share of REIT stock it holds that paid the dividends distributed to the shareholder; or (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income.

Corporate Dividends Received Deduction. For corporate shareholders, dividends paid by the Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the U.S. federal dividends received deduction and the Fund reports the distribution as eligible for such deduction. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180-day period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Dividends received by the Fund from a REIT are not eligible for the dividends received deduction. In addition, dividends received by the Fund from another RIC may be eligible for such deduction only to the extent the dividends received from such RIC would themselves qualify for the dividends received deduction.

Tax-Exempt Investors and Excess Inclusion Income. Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. UBTI includes unrelated debt-financed income, which generally consists of income and gains derived by a tax-exempt investor from the disposition of property that has been acquired with borrowed money. A tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if the shareholder borrows money to acquire its shares fund.

Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may:

(i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

The Fund tries to avoid investing in REITs that are expected to generate excess inclusion income, but the Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, the Fund may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require the Fund to forego otherwise attractive investment opportunities.

Non-U.S. Investments. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Fund may be subject to non-U.S. income taxes withheld at the source. The Fund, if permitted to do so, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. Withholding taxes on dividends on non-U.S. securities while such securities are lent out by the Fund are not eligible for non-U.S. tax credit pass through. Taxes not “passed through” for tax purposes will not be available to shareholders for foreign tax credit purposes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed. If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Regarding a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible under certain circumstances. Consult your financial intermediary or tax advisor.

The Fund may file refund claims in various countries to recover taxes withheld on dividend income. Whether or when the Fund will receive a tax refund is within the control of the individual country. Pending confirmatory guidance from the IRS, the refunds received may reduce the Fund’s pass-through of foreign tax credits in such year and potentially future years or may result in the Fund paying an IRS compliance fee to cover the effect of the tax credits previously passed through to shareholders on refunded foreign taxes.

Passive Foreign Investment Companies. If the Fund purchases shares in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Reporting. If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders (other than a pass-through entity to the extent owned by U.S. persons) are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

Except as discussed below, properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income), (ii) are paid in respect of the Fund’s

“qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year) or (iii) are paid in respect of the Fund’s interest income earned on municipal and other tax-exempt securities. However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as interest-related dividends, short-term capital gains dividends or exempt-interest dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Special rules may apply to a foreign shareholder receiving a Fund distribution if at least 50% of the Fund’s assets consist of U.S. real property interests, including certain REITs and U.S. real property holding corporations (as defined in the Internal Revenue Code and Treasury regulations). Fund distributions that are attributable to gain from the disposition of a U.S. real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund’s shares at all times during the one-year period ending on the date of the distribution. If the foreign shareholder held at least 5% of the Fund’s shares at any time during the one-year testing period, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return.

Similar consequences would generally apply to a foreign shareholder’s gain on the sale of Fund shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund’s shares is held by U.S. shareholders) or the foreign shareholder owns no more than 5% of the Fund’s shares at all times during the five-year period ending on the date of sale. Finally, a domestically controlled Fund may be required to recognize a portion of its gain on the in-kind distribution of certain U.S. real property interests. Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.

A foreign shareholder may also be subject to certain “wash sale” rules to prevent the avoidance of the tax filing and payment obligations discussed above through the sale and repurchase of Fund shares.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to: (i) foreign financial institutions, including non-U.S. investment funds; and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Miscellaneous Information

Counsel. Ropes & Gray LLP, located at 1211 Avenue of the Americas, New York, New York 10036, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as the Trust’s independent registered public accounting firm, audits the Fund’s financial statements, and may perform other services.

Investors’ Rights. The Fund relies on the services of BFA and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of the Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against the Fund or its service providers. In the event that an investor considers that it may have a claim against the Fund, or against any service provider in connection with its investment in the Fund, such investor should consult its own legal advisor.

By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.

Financial Statements

The audited financial statements, financial highlights and notes thereto in the Fund’s Annual Financial Statements and Additional Information for the fiscal period ended October 31, 2025, as filed with the SEC on Form N-CSR (the “2025 Annual Financial Statements”), are incorporated in this SAI by reference. No other parts of the 2025 Annual Financial Statement are incorporated by reference herein. The 2025 Annual Financial Statements have been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP is incorporated herein by reference. Such 2025 Annual Financial Statements have been incorporated herein in reliance upon the report of such firm given their authority as experts in accounting and auditing. Additional copies of the Fund’s annual and semi-annual reports to shareholders and the Fund’s Annual and Semi-Annual Financial Statements and Additional Information may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this SAI.

Appendix A

Description of Bond Ratings

A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

NRSROs may rate specific investments (e.g., bonds), issuers (e.g., corporations, governments and financial institutions) and/or programs (e.g., commercial paper programs). However, certain types of investments may not be rated by NRSROs, such as certain government/sovereign obligations, US agency securities, commercial paper, time deposits at financial institutions, and derivative instruments such as credit default swaps. For these types of investments, as well as US Treasury securities (some of which are not rated), where a NRSRO has not rated the specific investment but has rated the investment’s issuer, program, financial institution or underlying reference asset, BlackRock Advisors, LLC, BlackRock Fund Advisors or their respective affiliates (“BlackRock”) may consider the investment to have the same NRSRO rating as its issuer, program, financial institution or underlying reference asset, as applicable. In the case of municipal securities, where one NRSRO provides multiple ratings for the same security (e.g., “underlying,” “insured” and/or “enhanced” ratings), BlackRock may consider the security to have the highest of the multiple ratings.

New issue securities (regardless of type) may not be rated by a NRSRO at the time of their initial offering. Preliminary prospectuses or term sheets for new issue securities may include an expected rating for the security (as determined by the underwriter and/or issuer) or a NRSRO rating for the issuer of the security. If applicable, when deciding whether to purchase a new issue security that has not yet been rated by a NRSRO, BlackRock may attribute an expected rating to the security based on: (i) the expected rating of the security set forth in the preliminary prospectus or term sheet for the security; (ii) the NRSRO’s rating for the issuer of the security set forth in the preliminary prospectus or term sheet for the security; or (iii) with respect to asset-backed securities, the rating of a prior issuance having a similar structure or the same sponsor.

Where the investment objective of a fund is to track the performance of an index that includes credit ratings eligibility criteria as part of its index methodology, the fund may purchase any security within the index, such security having been determined by the index provider as meeting its credit ratings eligibility criteria. The credit ratings practices of an index provider may differ from BlackRock’s practices, as described above. Further, the fund may invest, directly or indirectly, in securities that are not rated by a rating agency or securities with a credit rating that differs from the credit rating specified in its index methodology in various circumstances, including where a security is downgraded but not yet removed from an index, following the removal of a security from an index prior to its sale by the fund or as a result of a corporate action or restructuring affecting an issuer of a security held by the fund.

Fixed-income securities which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on BlackRock’s judgment, analysis and experience in the evaluation of such securities.

Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by S&P Global Ratings and Fitch.

The descriptions below relate to general long-term and short-term obligations of an issuer.

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise S&P imputes; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA	Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD	Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Open-End Active and Fixed Income Index Fund Proxy Voting Policy

Appendix B

Open-End Active and Fixed Income Index Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Advisers

Effective Date: January 1, 2025

Applies to the following types of Funds registered under the 1940 Act:

☐ Index Equity Mutual Funds and Exchange-Traded Funds

☒ Open-End Active and Fixed Income Index Mutual Funds and Exchange-Traded Funds

☐ Money Market Funds

☐ Closed-End Funds

☐ Other

Objective and Scope

Set forth below is the Open-End Active and Fixed Income Index Fund Proxy Voting Policy.

Policy / Document Requirements and Statements

The Boards of Trustees/Directors (“Directors”) of certain open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (as from time to time amended, the “Guidelines”) governing proxy voting by active and fixed income index Funds managed by BlackRock. The Guidelines include “climate and decarbonization” guidelines which apply to the Funds listed in Appendix A, if any.

BlackRock will cast votes on behalf of each of the Funds covered by this policy on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the Guidelines.

Conflicts Management

BlackRock Active Investment Stewardship (“BAIS”) maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity and to mitigate material conflicts of interest in the exercise of proxy voting responsibilities. Potential material conflicts, and the resultant potential for undue influence, might be due to a relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates or employees, or a Fund or a Fund’s affiliates. BlackRock has taken certain steps to mitigate potential conflicts, which are outlined in detail in the Guidelines. In mitigating conflicts, BAIS will adhere to the Guidelines.

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Open-End Active and Fixed Income Index Fund Proxy Voting Policy

In certain instances, BAIS will engage an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law.

With respect to the relationship between securities lending and proxy voting, shares on loan cannot be voted and BlackRock may determine to recall them for voting, as guided by BlackRock’s fiduciary responsibility to act in clients’ financial interests. The Guidelines set forth BlackRock’s approach to recalling securities on loan in connection with proxy voting.

Reports to the Board

BlackRock will report on an annual basis to the Directors on (1) a summary of the proxy voting process as applicable to the Funds covered by this policy in the preceding year together with a representation that all votes were in accordance with the Guidelines and (2) any material changes to the Guidelines, including material changes to conflicts management practices, that have not previously been reported.

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Open-End Active and Fixed Income Index Fund Proxy Voting Policy

Appendix A

BlackRock U.S. Carbon Transition Readiness ETF

BlackRock World ex U.S. Carbon Transition Readiness ETF

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   BlackRock

   Active

   Investment

   Stewardship

    Global Engagement and Voting Guidelines

     Effective as of January 2026

BlackRock Active Investment Stewardship	Global Engagement and Voting Guidelines	2

Overview

This document provides high level guidance on how BlackRock Active Investment Stewardship (BAIS) views corporate governance matters that are commonly put to a shareholder vote, or on which investors engage with issuers.1 BAIS works in partnership with BlackRock’s investment teams, excluding index equity2, providing expertise on investment stewardship and engaging with companies alongside and on behalf of those teams when appropriate. The team is responsible for establishing voting guidelines for the active equity platform, providing vote recommendations and operationalizing voting decisions. The guidance informs the voting recommendations BAIS makes to BlackRock’s active portfolio managers. It applies to active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. It also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. The guidelines are not prescriptive as active portfolio managers have discretion as to how they integrate these guidelines within their investment processes in light of their clients’ or funds’ investment objectives. There are separate, independently developed principles and voting policies that are applied to BlackRock’s index equity investments by a distinct and independent function, BlackRock Investment Stewardship.

1 This document includes BAIS’ benchmark policy, which covers nearly all active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. The benchmark policy also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. This document also includes BAIS’ decarbonization policy, which covers holdings in BlackRock active funds that have climate and decarbonization objectives in addition to financial objectives.

2 BlackRock segmented active and index equity investment functions, including stewardship, in January 2025 as part of a strategic initiative to unlock the full breadth of the firm’s active and private markets capabilities for clients. As a result, there are two stewardship teams, which operate independently of one another and have separate voting policies.

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Introduction to BlackRock

BlackRock’s mission is to help more people invest better. The money BlackRock manages is not its own – it belongs to BlackRock’s clients, many of whom make their own asset allocation and portfolio construction decisions. As a fiduciary, BlackRock invests on clients’ behalf to help them meet their investment objectives. The firm does this by understanding clients’ long-term investment objectives and offering choice on how and where they wish to invest their money. BlackRock then helps clients seek the best risk-adjusted returns based on those choices, underpinning this work with research, data and analytics.

At BlackRock, investment stewardship is core to our role as an asset manager and a fiduciary to our clients. As stewards of our clients’ assets, we engage with companies to discuss the corporate governance and business practices that, in our experience, support companies in delivering durable, risk-adjusted financial returns over time. We are committed to building strong relationships through constructive, ongoing dialogue with the boards and executive management of the companies in which our clients are invested.

About BlackRock Active Investment Stewardship

BlackRock Active Investment Stewardship (BAIS) is a specialist team within the Portfolio Management Group and manages BlackRock’s stewardship engagement and voting on behalf of clients invested in active strategies globally. BAIS is also responsible for engagement with issuers in index fixed income strategies, where appropriate. Our activities are informed by these Global Engagement and Voting Guidelines (the “Guidelines”) and insights from active investment analysts and portfolio managers, with whom we work closely in engaging companies and voting at shareholder meetings.

Engagement with public companies is the foundation of our approach to stewardship within fundamental active investing.3 Through direct dialogue with company leadership, we seek to understand their businesses and how they manage risks and opportunities to deliver durable, risk-adjusted financial returns. Portfolio managers and stewardship specialists may engage jointly or independently on material corporate governance matters. Our discussions focus on topics relevant to a company’s success over time, including governance and leadership, corporate strategy, capital structure and financial performance, operations and material sustainability-related risks, as well as macro-economic, geopolitical and sector dynamics. We aim to be constructive investors and are generally supportive of management teams that have a track record of financial value creation. We aim to build and maintain strong relationships with company leadership based on open dialogue and mutual respect.

Different active equity strategies may implement these voting guidelines differently, as a result of the latitude each portfolio manager has to make independent voting decisions on their holdings. For example, BAIS will generally vote the holdings in Systematic Active Equity portfolios in accordance with these guidelines. We provide voting recommendations to fundamental equity portfolio managers, who may determine to vote differently based on each portfolio’s investment objectives and strategy.

These guidelines discuss BAIS’ views on corporate governance topics on which we may engage with management teams and board directors4 and on matters that routinely come to a shareholder vote. We recognize that accepted corporate governance norms can differ across markets, and believe these guidelines represent globally applicable elements of governance that support a company’s ability to manage material risks and opportunities and deliver financial returns to investors. Generally, we believe companies should observe accepted

3 On February 11, 2025, the U.S. Securities and Exchange Commission (SEC) staff issued updated guidance for shareholders to maintain their eligibility to report their beneficial ownership under Schedule 13G of the Exchange Act. We comply fully with these requirements and do not engage with portfolio companies for the purpose, or with the effect, of changing or influencing control of the company.

4 References to the board, board directors or non-executive directors should be understood to include supervisory boards and their members, where relevant.

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corporate governance norms within their local markets or, particularly in markets without well-established norms, aspire to widely recognized international best practices. As one of many minority shareholders, BlackRock cannot – and does not try to – direct a company’s strategy or its implementation. We look to companies to provide disclosures that explain how their approach to corporate governance best aligns with the financial interests of their investors.

Our approach to stewardship within active equities

Voting at a company’s shareholder meeting is a right of share ownership and a core principle of corporate governance. The voting rights attached to clients’ holdings are an important mechanism for investors to express support for, or concern about, a company’s performance. As a fiduciary, BlackRock is legally required to make proxy voting determinations, on behalf of clients who have delegated voting authority to us, in a manner consistent with BlackRock’s contractual arrangements with clients and funds.

In general, we tend to support the recommendations of the board of directors and management. As indicated below, we may vote against management recommendations when we have concerns about how companies are serving the financial interests of our clients as their shareholders. BAIS takes a globally consistent approach to voting but considers the different corporate governance regulations and norms across markets. Votes are determined on a case-by-case basis, in the context of a company’s situation and the investment mandate we have from clients. Please see page 19 for more information about how we fulfill and oversee our investment stewardship responsibilities for BlackRock’s non-index equity strategies.5

Our approach to stewardship within fixed income

Although fixed income investors do not have the right to vote at shareholder meetings, issuer engagement is a component of fixed income investment strategies at BlackRock, particularly for those with sustainability objectives in addition to financial objectives. Most corporate governance-related fixed income engagements are undertaken in conjunction with the active investment stewardship team, and often active equity investors. In addition to the topics listed below, engagement with fixed income investment teams may help inform an issuer’s approach to structuring specialist issuances and the standard terms and information in bond documentation.

5 Non-index equity strategies include active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies, as well as holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements.

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Boards of Directors

Roles and responsibilities

There is widespread consensus that the foundation of good corporate governance is an effective board of directors that is able to advise and supervise management in an independent and objective manner.6

We look to the board of directors (hereafter the “board”) to have an oversight role in the establishment and realization of a company’s strategy, purpose and culture. These constructs are interdependent and, when aligned, can better position a company to be resilient in the face of a changing business environment, help reduce the risks of corporate or employee misconduct, and attract and retain the caliber of workers necessary to deliver financial performance over time.

In overseeing the management of the company, the board ensures the necessary resources, policies and procedures are in place to help management meet its strategic objectives within an agreed risk tolerance.

One of the most important responsibilities of the board is to appoint, and remove as necessary, the chief executive officer (“CEO”). In addition, the board plays a meaningful role in monitoring the performance of the CEO and other key executives, determining executive compensation, ensuring a rigorous audit, overseeing strategy execution and risk management and engaging with shareholders, and other stakeholders, as necessary.

Composition and effectiveness

Appointment process

A formal and transparent process for identifying and appointing director candidates is critical to ensuring the board is composed of directors with the appropriate mix of skills and experience. Generally, the board or a sub-committee determines the general criteria given the company’s circumstances (e.g., sector, maturity, geographic footprint) and any additional criteria for a specific role being filled (e.g., financial expertise, industry track record). To inform the process, we encourage companies to review the skills and experience of incumbent directors to identify any gaps and whether the skills and experience of a director candidate would be additive. We welcome disclosures that explain how the board considered different skills and experience to ensure that the directors collectively can be effective in fulfilling their responsibilities. We assess a company’s board composition against that of its peer group and local market requirements.

Shareholders periodically vote to elect directors to serve on the board. We do not prescribe any particular board composition in our engagements or voting but seek to understand how well placed a board is to act in investors’ interests. We may vote against the election of the most senior independent director, or the chair of the relevant committee, where a company has not demonstrated it has an appointment process that results in a high functioning board with the appropriate complement of skills and experience amongst the directors to support strong financial performance over time. We may vote against newly nominated directors who do not seem to have the appropriate skills or experience to contribute to the board’s effectiveness.

Independence

Director independence from management, significant shareholders or other stakeholders (e.g., government or employees) is of paramount importance to the protection of the interests of minority shareholders such as BlackRock’s clients. We consider it good practice for at least half the directors to be independent and free from

6 See the Corporate Governance Codes of Germany, Japan, and the UK, as well as the corporate governance principles of the US Business Roundtable as examples.

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conflicts of interest or undue influence.7 This also helps to ensure that board committees are composed of a sufficient number of independent directors. Companies domiciled in markets with a higher threshold for board independence should meet those local requirements.

We may vote against the election of non-independent directors if the board does not have a sufficient balance of independence. We may also vote against the election of the chair of the committee responsible for board composition if this is a perennial issue.

Independent board leadership

Practices across markets differ, as do board structures, but we observe two main approaches to independent board leadership. One is a non-executive, independent chair of the board who is responsible for leading the board in the effective exercise of its duties. The other is a lead or senior independent director, who is responsible for coordinating with the other non-executive directors and working closely with the executive chair on the board agenda and other board procedures. In this case, the executive chair and the lead independent director work together to ensure the board is effectively fulfilling its responsibilities. In our view, the independent leader of the board, and/or the chair of a relevant committee, should be available to investors to discuss governance matters such as CEO succession, executive pay, and board performance. We look to boards to explain their board leadership model and how it serves the interests of shareholders.

We may vote against the election of the chair of the committee responsible for board composition if there is not an identified independent leader of the board with clear responsibilities for board performance. We may vote against the most senior independent director if the board has a policy of not engaging with shareholders.

Tenure and succession

In our view, it is good practice for boards to establish the length of time a director would normally be expected to serve, in line with market norms where those exist. We find it helpful when companies disclose their approach to director tenure particularly around the contributions of directors who have served for longer periods than typically provided for under local practice. In our experience, long-serving directors could become less independent given their long-term relationship with management and involvement in past board decisions.

Succession planning for board roles helps achieve the appropriate cadence of turnover that balances renewal through the regular introduction of directors with fresh perspectives and expertise with continuity through the retention of directors with long-term knowledge of the board and company.

In markets where there is not specific director tenure guidance from regulation or corporate governance best practices, we may vote against the election of the chair of the committee responsible for board composition if a company does not clearly disclose its approach to director tenure and board renewal. We may vote against the election of directors who have served for more years than is typical in markets with specific guidance, where the case for their continued service is not evident.

Capacity

To be effective and engaged, directors need to have the time and energy to commit to the role. In our view, an effective board will assess the ability of its members to maintain an appropriate focus on board matters and the

7 Common impediments to independence may include but are not limited to: current or recent employment at the company or a subsidiary; being, or representing, a shareholder with a substantial shareholding in the company; interlocking directorships; lengthy tenure, and having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders.

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company taking into consideration competing responsibilities. We recognize that board leadership roles vary across markets in responsibilities and required time commitment but note that they are generally more intensive than a standard directorship. We will take local norms and practices into consideration when making our voting determinations across markets.

We may vote against the election of directors who do not seem to have sufficient capacity to effectively fulfil their duties to the board and company.

Director elections

Regular election of directors, ideally annually, supports director accountability to shareholders. A classified board structure8 may be justified by a company when it needs consistency and stability during a time of transition, or on the basis of its business model (e.g., a non-operating company such as closed-end funds).

Shareholders should have the opportunity to evaluate nominated directors individually rather than in bundled slates. We look to companies to provide sufficient information on each director standing for election so that shareholders can assess their capabilities and suitability. We will generally not support the election of directors whose names and biographical details have not been disclosed sufficiently in advance of the shareholder meeting.

Each director’s appointment should be dependent on receiving a simple majority of the votes cast at the shareholder meeting. Where a company’s practices differ, we look to the board to provide a detailed explanation as to how its approach best serves investors’ interests.

We may vote for shareholder or management proposals seeking to establish annual election of directors and/or a simple majority vote standard for director elections. We may vote against all the directors standing for election as part of a single slate if we have concerns about the profile or performance of an individual director.

Committees

Many boards establish committees to focus on specific responsibilities of the board such as audit and risk, governance and human capital, and executive compensation, amongst other matters. We do not prescribe to companies what committees they should establish, but we seek to understand the board’s rationale for the committee structure it determines is appropriate. We note that, in some markets, regulation requires such committees. The responsibilities of each committee should be clear, and the board should ensure that all critical matters are assigned either to the full board or to one of the committees. It is helpful to investor understanding when the board discloses the structure, membership, proportion of independent directors, and responsibilities of each committee. The responsibilities we typically see assigned to the three most common committees include:

•

Audit and risk – oversight responsibilities for the integrity of financial reporting, risk management and compliance with legal and regulatory requirements; may also play an oversight role in relation to the internal audit function and whistleblowing mechanisms.

•

Nominating, governance and human capital – oversight responsibilities for corporate governance principles and practices of the company, including the periodic review of board performance; responsibility for succession planning for CEO and key board roles, as well as the director appointment process; may also have oversight responsibilities for human capital management strategies, including corporate culture and purpose.

8 A classified board divides the directors into classes with different overlapping terms. As a result, only one class of directors stands for election in any one year.

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•

Executive compensation – determines the compensation policies and programs for the CEO and other executive officers, approves annual awards and payments under the policies; may also have oversight responsibilities for firm-wide compensation policies.

We may vote against the election of the chair of the committee or other directors serving as committee members to convey concerns about how a committee has undertaken its responsibilities. We may vote against the election of the most senior non-executive director if there is not a clearly disclosed approach to board committees.

Board and director evaluation

We consider it best practice for companies to conduct an annual review of the performance of the board, the committees, the chair and individual directors. Periodically, this review could be undertaken by an independent third party able to bring objective perspectives to the board on governance and performance. We encourage companies to disclose their approach to and the objectives of evaluations, including any changes made to the board’s approach as a result.

Access to independent advice

To support the directors in effectively fulfilling their duties to the company and shareholders, they should have access to independent advice. In certain circumstances, it may be helpful to boards to retain independent third parties to advise on critical matters. These might include new industry developments such as emergent and disruptive technology, operating events with material consequences for the company’s reputation and/or performance, or significant transactions. Board committees may similarly retain third parties to advise them on specialist matters such as audit, compensation and succession planning.

Executive compensation

Boards play an important role in establishing compensation arrangements that enable the company to recruit, retain and reward the caliber of executive management necessary to lead and operate the company to deliver superior financial returns over time. We focus on alignment between variable pay and a company’s financial performance.

Generally, executive compensation arrangements have four components: base salary, annual bonus that rewards performance against short-term metrics, incentives—most often share-based- that reward performance against long-term metrics, and pensions and benefits. In our observation, base salary, pensions and benefits are largely set relative to market norms and benchmarks. The annual bonus and share-based incentive, or variable pay plans, tend to be tailored to the company, its sector and long-term strategy, as well as the individuals the board is seeking to recruit and motivate.

Recognizing the unique circumstances of each company, we determine whether to support a company’s approach to executive compensation on a case-by-case basis. We rely on companies providing sufficient quantitative and qualitative information in their disclosures to enable shareholders to understand the compensation arrangements and assess the alignment with investors’ interests. Features we look for in compensation arrangements include:

•	Fixed pay components, including base salary, benefits and prerequisites that are appropriate in the context of the company’s size, sector and market.

•	Variable pay subject to performance metrics that are closely linked to the company’s short- and long-term strategic objectives.

•	Long-term incentives that motivate sustained performance across a multi-year period.

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•

A balance between fixed and variable pay, short- and long-term incentives, and specific instruments (cash and equity awards) that promotes pay program durability and seldom necessitates one-off, discretionary payments.

•	Pay outcomes that are consistent with the returns to investors over the relevant time period.

•	Board discretion, if allowed within the variable pay arrangements, to be used sparingly, responsibly and transparently.

•

A requirement, that participants in long-term share-based incentive plans build a meaningful shareholding in the company within a defined time period, as determined by the board or relevant board committee.

•	Change of control provisions that appropriately balance the interests of executives and shareholders.

•

Clawback or malus provisions that allow the company to recoup or hold back variable compensation from individuals whose awards were based on fraudulent activities, misstated financial reports, or executive misconduct.

•	Severance arrangements that protect the company’s interests but do not cost more than is contractual.

We may vote against proposals to introduce new share-based incentives, approve existing policies or plans, or approve the compensation report where we do not see alignment between executive compensation arrangements and our clients’ financial interests. When there is not an alternative, or where there have been multi-year issues with compensation misaligned with performance, we may vote against the election of the chair of the responsible committee, or the most senior independent director.

Non-executive director compensation

Companies generally pay non-executive directors an annual retainer or fee in cash, shares or a combination of the two. Some companies also pay additional fees for service on board committees or in board leadership roles. We do not support non-executive directors participating in performance-based incentive plans as doing so may create a conflict of interest and undermine their independence from management, whom they oversee.

Capital structure

Boards are responsible for ensuring senior executive leadership has established a capital strategy that achieves appropriate capital allocation in support of long-term financial resilience.

Where company practices diverge from those set out below, we look for companies to disclose why they view these practices to be aligned with shareholders’ interests. We may vote against management proposals seeking capital-related authorities, or the election of the most senior independent director, if we have concerns about a company’s approach. We may also support a shareholder proposal seeking conversion of shares with differentiated voting rights to a one-share, one-vote standard.

Share issuance

We assess requests for share issuance for particular transactions on a case-by-case basis. We will generally support authorities to issue shares when subject to pre-emptive rights, and up to 20% absent pre-emptive rights. We consider it good practice for companies to seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

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Share buybacks

We assess share buyback proposals in the context of the company’s disclosed capital management strategy and management’s determination of the appropriate balance between investment that supports the long-term growth of the company and returning cash to investors. We also take into consideration the effect of a buyback program on the company’s balance sheet and executive compensation arrangements and the price at which shares are repurchased relative to market price. We consider it good practice for companies to seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

Dividends

We generally defer to management and the board on dividend policy but may engage to seek further clarification where a proposed dividend appears out of line with the company’s financial position.

Differentiated voting rights

We prefer companies to adopt a one-share, one-vote structure for share classes with the same economic exposure. Certain companies, particularly those new to public markets, could make the case to adopt a differentiated voting rights structure, or dual class stock. In those situations, we encourage companies to evaluate and seek approval for their capital structure on a periodic basis.

Transactions and special situations

We monitor developments in transactions and special situations closely and undertake our own detailed analyses of proposals.

Mergers and acquisitions

We evaluate proposed mergers or acquisitions by assessing the financial outcome for our clients as minority shareholders. Management should provide an assessment of the proposed transaction’s strategic and financial rationale, along with its execution and operational risks. We review each transaction independently based on these factors and the degree to which the transaction enhances shareholder value. The board might consider establishing an ad hoc transaction committee to undertake an independent assessment of a significant merger or acquisition, in advance of making its recommendation to shareholders.

We will vote against transactions that, in our assessment, do not advance our clients’ financial interests.

Anti-takeover defenses

In principle, we do not support companies using anti-takeover defenses, also known as poison pills or shareholder rights plans, as they can entrench management and boards which have not delivered long-term shareholder value. By exception, a poison pill may be supported if its purpose is to delay a takeover that is considered sub-optimal and enable management to seek an improved offer. Similarly, management could make the case to use a poison pill to block a shareholder activism campaign that may be counter to the interests of other investors. Defense mechanisms introduced in these circumstances should be limited in term and threshold, and also be closely monitored by the independent members of the board. We consider it good practice for companies to put to a shareholder vote any mechanisms expected to be in place for more than 12 months.

Shareholder activism

When companies are the focus of an activism campaign, we may communicate with the activist to understand their analysis and objectives, once they have publicly disclosed their campaign. We may also engage with company management and possibly board members, especially those the activist may be seeking to replace. In

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our assessment, we evaluate various factors, including the concerns raised by the activist and the case for change; the quality of both the activist’s and management’s plans; and the qualifications of each party’s candidates. We evaluate each contested situation by assessing the potential financial outcome for our clients as minority shareholders.

We may support board candidates nominated by a shareholder activist if BAIS, in its independent judgment, or the relevant portfolio manager has determined that there is a case for change to enhance shareholder value, or if the incumbent board members do not demonstrate the relevant skills and expertise or have a poor track record of protecting shareholders’ interests.

Significant shareholders and related party transactions

Boards of companies with affiliated shareholders or directors should give equitable consideration to the interests of all shareholders when evaluating related party transactions.

We consider it good practice for transactions with related parties, such as significant shareholders or companies affiliated with the public company, to be disclosed in detail and conducted on terms similar to what would objectively have been agreed with a non-related party. In our view, such transactions should be reviewed and approved by the independent members of the board, and if voted on, only disinterested shareholders should vote.

Corporate reporting, risk management and audit

Investors depend on corporate reporting, both regulatory and voluntary, to understand a company’s strategy, its implementation and financial performance, as well as to assess the quality of management and operations and potential for the company to create shareholder value over time. We consider it good practice for the board to oversee corporate reporting and the policies and procedures underpinning the internal audit function and external audit.

A company’s financial reporting should provide decision-useful information for investors, and other stakeholders, on its financial performance and position. It should provide an accurate and balanced assessment of the risks and opportunities the company faces in realizing its long-term strategy. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified. Financial statements should be prepared in accordance with globally developed reporting standards and any divergence from generally accepted accounting principles should be explained in detail and justified. Accounting restatements should be explained in detail and any remedial actions, and the implications of these, disclosed.

In this context, audit committees play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information, internal control frameworks and Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders. Audit committees should have a procedure in place for assessing the independence of the auditor and the quality of the external audit process annually.

Similarly, we encourage companies to disclose material sustainability-related factors that are integral to how a company manages risks or generates revenue. BAIS finds it helpful to our understanding when companies provide robust, standardized disclosures on their material sustainability-related risks and opportunities. The International Sustainability Standards Board (ISSB) is one entity working to meet these objectives through its reporting standards, which may be helpful to companies in preparing such reports.9 However, we do not mandate

9 The ISSB is an independent standard-setting body within the International Financial Reporting Standards (IFRS) Foundation. Please refer to the IFRS website to learn more about the framework and standards S1 “General Requirements for Disclosure of Sustainability-related Financial Information” and S2 “Climate-related Disclosures.”

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any specific disclosure framework, and note that companies in certain jurisdictions are subject to mandatory reporting requirements under standards specified by policy makers.10

Companies should establish robust risk management and internal control processes appropriate to the company’s business, risk tolerance, and regulatory environment. A credible whistleblowing system for employees, and potentially other stakeholders, can be a useful mechanism for ensuring that senior management and the board are aware of potential misconduct or breaches in risk management and internal control processes.

A comprehensive audit conducted by an independent audit firm contributes to investor confidence in the quality of corporate reporting. It is helpful when the audit report gives some insight into the scope and focus of the audit, as well as any critical audit matters identified and how these were resolved. A comprehensive and effective audit is time and resource intensive, and the audit fee should be commensurate. Fees paid to the audit firm for non-audit consulting should not exceed the audit fee to a degree that may prompt concerns about the independence of the audit. The audit committee should explain its position on auditor tenure and how it confirmed that the auditor remained independent.

We may vote against the election of the responsible directors if corporate reporting is insufficient or there are material misstatements in financial reports. In markets where relevant, we may vote against a proposal to approve the financial statements or the discharge of the board when we are concerned about the quality of corporate reporting or the audit. We may vote against proposals to appoint the auditor, ratify the audit report, or approve the audit fee if we are concerned about the auditor’s independence, the quality of the audit, or there are material misstatements in financial reports and the board has not established reasonable remediation plans.

Shareholder rights and protections

General shareholder meetings

Companies normally have an annual general meeting of shareholders at which routine and non-routine items of business are discussed and voted on by shareholders in attendance or submitting proxy votes. Companies should disclose materials relevant to the shareholder meeting sufficiently in advance so that shareholders can take them into consideration in their voting decisions. Many companies offer shareholders the option of participating in the meeting virtually which, whilst welcome, should not limit the rights of shareholders to participate as they would during an in-person meeting.

We may vote against directors when materials related to the business of the shareholder meeting are not provided in a timely manner or do not provide sufficient information for us to make an informed voting decision. We may vote against directors if the format of the shareholder meeting does not accommodate reasonable shareholder participation.

Bylaw amendments

We review bylaw amendments proposed by management on a case-by-case basis and will generally support those that are aligned with the interests of minority shareholders. Any material changes to the bylaws should be explained in detail and put to a shareholder vote.

We may vote against bylaw amendments that reduce shareholder rights and protections or introduce additional burdens. We may vote against directors if material changes are made to the bylaws without shareholder approval.

10 See, for examples, https://www.ifrs.org/news-and-events/news/2025/06/ifrs-foundation-publishes-jurisdictional-profiles-issb-standards/ and https://finance.ec.europa.eu/capital-markets-union-and-financial-markets/company-reporting-and-auditing/company-reporting/corporate-sustainability-reporting_en

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If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding, the right to call a special meeting of shareholders. The shareholding required to exercise this right should balance its utility with the cost to the company of holding special meetings.

If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding, the right to nominate directors to the company’s board. The threshold for this right should be set so that shareholders can exercise it without being unduly disruptive to the board’s own nomination process.

Whilst we would not use either of these rights ourselves, we see them as important accountability mechanisms. We may vote for a shareholder proposal seeking the addition of either of these provisions to a company’s bylaws.

Change of domicile

We generally defer to management on proposals to change a company’s domicile as long as the rationale for doing so is consistent with the company’s long-term strategy and business model and the related costs are immaterial.

We may vote against directors or a proposal to change a company’s domicile where it does not seem aligned with our clients’ financial interests.

Changes to a company’s purpose or the nature of its business

Plans to materially change the nature of a company’s business or its purpose should be disclosed and explained in the context of long-term strategy and business dynamics. Such changes may significantly alter an investor’s views on the suitability of a company for their investment strategy or portfolio.

Where relevant, we may vote against proposals to change a company’s purpose or the nature of its business if the board has not provided a credible argument for change.

Shareholder proposals

Shareholders in many markets, who meet certain eligibility criteria, have the right to submit proposals to the general shareholder meeting asking a company to take a particular course of action subject to the proposal being supported by a majority of votes cast at the meeting. The topics raised can address a range of matters that may be relevant to a company’s business.

We vote on these proposals on a case-by-case basis. We assess the relevance of the topic raised to a company’s business and its current approach, whether the actions sought are consistent with shareholders’ interests, and what impact the proposal being acted upon might have on financial performance.

Our general approach where we have concerns about a company’s governance, disclosures or performance is to engage to understand the apparent difference in perspective. If we are concerned a company is not acting in shareholders’ financial interests, we may vote against the election of directors. We may support a relevant shareholder proposal if doing so is aligned with our clients’ financial interests. We generally do not support shareholder proposals that are legally binding on the company, seek to alter a company’s strategy or direct its operations, or are unrelated to how a company manages risk or generates financial returns.

BlackRock is subject to rules, regulations, agency guidance and contractual agreements that place restrictions and limitations on how we can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. We do not submit shareholder proposals but can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.

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Corporate political activities

A corporation’s ability to engage in the policy process is subject to rules and regulations set by the jurisdictions in which they engage. When a corporation reports material financial risk related to policy and or regulatory changes, BAIS may seek to understand how it is addressing the material risk identified. We seek to understand how companies engage in corporate political activities and ensure that their participation is consistent with their public statements on policy matters material to the company’s long-term strategy. The board should be aware of the approach taken by management on corporate political activities as there can be reputational risks arising from inconsistencies between a company’s policy engagement and stated policy positions. Companies should, as a minimum, meet all regulatory disclosure requirements on political activities. We may engage a company where we would like to better understand its approach to policy engagement, where relevant.

To mitigate the risk of inconsistencies, companies may wish to assess the alignment between their policy priorities and the policy positions of the trade associations of which they are active members and any engagements undertaken by trade associations on behalf of members.

We may support a relevant shareholder proposal, or vote against directors, where a company’s disclosures are insufficient to address the material risk it has identified.

Material sustainability-related risks and opportunities

We seek to understand how companies manage the material risks and opportunities inherent in their business operations. In our experience, sustainability-related factors11 that are relevant to a company’s business or material to its financial performance, are generally operational considerations embedded into day-to-day management systems. Certain sustainability issues may also inform long-term strategic planning, for example, investing in product innovation in anticipation of changing consumer demand or adapting supply chains in response to changing regulatory requirements.

We recognize that the specific sustainability-related factors that may be financially material or business relevant will vary by company business model, sector, key markets, and time horizon, amongst other considerations. From company disclosures and our engagement, we aim to understand how management is identifying, assessing and integrating material sustainability-related risks and opportunities into their business decision-making and practices. Doing so helps us undertake a more holistic assessment of a company’s potential financial performance and the likely risk-adjusted returns of an investment.

We may vote against directors or support a relevant shareholder proposal if we have concerns about how a company is managing or disclosing its approach to material sustainability-related risks that may impact financial returns.

Key stakeholders

In our view, companies should understand and take into consideration the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate. Companies that appropriately balance the interests of investors and other stakeholders are, in our experience, more likely to be financially resilient over time.

11 By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable financial value over time. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

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Climate and decarbonization investment objectives

Certain active BlackRock funds have climate and decarbonization objectives in addition to financial objectives. Consistent with the objectives of those investment strategies, our stewardship activity in relation to the holdings in those funds differs in some respects from BAIS’ benchmark guidelines, which are described above. Specifically, for those funds’ holdings, we look to investee companies to demonstrate that they are aligned with a decarbonization pathway that means their business model would be viable in a low-carbon economy, i.e., one in which global temperature rise is limited to 1.5°C above pre-industrial levels. In addition, clients in separately managed accounts may instruct BlackRock to apply these guidelines to their holdings. Both in the case of funds and separately managed accounts, these guidelines are only implemented upon explicit selection and approval by the applicable fund board or client.

These decarbonization stewardship guidelines focus on companies which produce goods and services that contribute to real world decarbonization or have a carbon intensive business model and face outsized impacts from the low carbon transition, based on reported and estimated scopes 1, 2, and 3 greenhouse gas emissions. These companies should provide disclosures that set out their governance, strategy, risk management processes and metrics and targets relevant to decarbonization. It is helpful to investors’ understanding when these disclosures include an explanation of the decarbonization scenarios a company is using in its near- and long-term planning, as well as its scope 1, scope 2 and material scope 3 greenhouse gas (GHG) emissions and reduction targets for scope 1 and 2 emissions.

Under these climate- and decarbonization-specific guidelines, BAIS may recommend a vote against directors or support for a relevant shareholder proposal if a company does not appear to be adequately acting to address or disclosing material climate-related risks, consistent with the parameters set out in these climate- and decarbonization-specific guidelines. We may recommend supporting shareholder proposals seeking information relevant to a company’s stated low-carbon transition strategy or targets that the company does not currently provide and that would be helpful to investment decision-making. We would not recommend support for shareholder proposals that seek to constrain board or management decision-making or direct specific business or strategic decisions. As under the BAIS benchmark approach, the active portfolio managers are ultimately responsible for voting consistent with their investment mandate and fund objectives. For the funds and accounts in scope, voting on matters not related to climate risk and the energy transition is undertaken in line with BAIS’ benchmark guidelines.

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Appendix 1: How we fulfil and oversee our investment stewardship responsibilities for non-index equity investment strategies

Oversight

The Global Head of BAIS has primary oversight of and responsibility for the team’s activities, including voting in accordance with the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (the “Guidelines”), which require the application of professional judgment and consideration of each company’s unique circumstances, as well as input from active investors. BAIS is independent from BlackRock Investment Stewardship in our engagement and voting activities, reporting lines, and oversight.

The Stewardship Leaders Group, comprised of senior active investors and other relevant stakeholders in BlackRock’s legal, public policy, sustainability and communications teams, helps shape the firm’s approach to investment stewardship on non-index equity investment strategies. The Group may advise on and review amendments to BAIS’ policies and practices. It does not determine voting decisions, which are the responsibility of BAIS and the relevant active equity investors.

BAIS carries out engagement with companies in collaboration with active investment colleagues, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the Guidelines. BAIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BAIS may use third parties for certain of the foregoing activities and performs oversight of those third parties (see “Use and oversight of third-party vote services providers” below).

Voting guidelines and vote execution

BlackRock votes on proxy issues when our clients authorize us to do so. We carefully consider the voting items submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) for each Fund for which we have voting authority based on our evaluation of the alignment of the voting items with the long-term economic interests of our clients, in the exercise of our independent business judgment, and without regard to the relationship of the issuer (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).

When exercising voting rights, BAIS will normally vote on specific proxy issues in accordance with the Guidelines, although portfolio managers have the right to vote differently on their holdings if they determine doing so is more aligned with the investment objective and financial interests of clients invested in the funds they manage.

The Guidelines are not intended to be exhaustive. BAIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BAIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that are commonly put to a shareholder vote. The Guidelines are reviewed annually and updated as necessary to reflect changes in market practices, developments in corporate governance and feedback from companies and clients. In this way, BAIS aims to maintain policies that explain our approach to governance practices most aligned with clients’ long-term financial interests.

In certain markets, proxy voting involves logistical issues which can affect BAIS’ ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of

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shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings from the point at which votes are submitted until after the after the shareholder meeting has occurred); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BAIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Voting Choice

BlackRock offers Voting Choice, a program that provides eligible clients with more opportunities to participate in the proxy voting process where legally and operationally viable.

Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, and Canada that use systematic active equity (SAE) and multi-asset strategies. In addition, institutional clients in separately managed accounts (SMAs) are eligible for BlackRock Voting Choice regardless of their investment strategies.12

As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BAIS to vote on their behalf, have authorized BlackRock to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice.13

Use and oversight of third-party vote services providers

Third-party vote services providers – or proxy research firms – provide research and recommendations on proxy votes, as well as voting infrastructure. BlackRock contracts primarily with the vote services provider ISS and leverages its online platform to supply research and support voting, record keeping, and reporting processes. We also use Glass Lewis’ research and analysis as an input into our voting process. It is important to note that, although proxy research firms provide important data and analysis, BAIS does not rely solely on their information or follow their voting recommendations. A company’s disclosures, our engagements and voting, investment colleagues’ insights and our Guidelines are important inputs into our voting decisions on behalf of clients.

Given the large universe of actively held companies, BAIS employs the proxy services provider to streamline the voting process by making voting recommendations based on BAIS’ Guidelines when the items on a shareholder meeting agenda are routine. Agenda items that are not routine are referred back to BAIS to assess, escalate as necessary to the relevant portfolio managers and vote. BAIS reviews and can override the recommendations of the vote services provider at any time prior to the vote deadline. Both BAIS and the vote services provider actively monitor securities filings, research reports, company announcements, and direct communications from companies to ensure awareness of supplemental disclosures and proxy materials that may require a modification of votes.

12 With Voting Choice, SMAs have the ability to select from a set of voting policies from third-party proxy advisers the policy that best aligns with their views and preferences. BlackRock can then use its proxy voting infrastructure to cast votes based on the client’s selected voting policy.

13 BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.

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BAIS closely monitors the third-party vote services providers we contract with to ensure that they are meeting our service level expectations and have effective policies and procedures in place to manage potential conflicts of interest. Our oversight of service providers includes regular meetings with client service teams, systematic monitoring of vendor operations, as well as annual due diligence meetings in accordance with BlackRock’s firmwide policies.

Conflicts management policies and procedures

BlackRock maintains policies and procedures that seek to prevent undue influence on BAIS’ proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted these Guidelines which are designed to advance our clients’ long-term financial interests in the companies in which BlackRock invests on their behalf

•

Established a reporting structure that separates BAIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given preferential treatment or differentiated access. BAIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a more informed voting decision or to better understand a company’s perspectives on financially material risks and opportunities. Within the normal course of business, BAIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met

•

Determined to engage, in certain instances, an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid perceived or potential conflicts of interest, to satisfy regulatory requirements, or as may be otherwise required by applicable law. In such circumstances, the independent third-party voting service provider provides BlackRock with

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recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent third-party voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent third-party voting service provider to make proxy voting recommendations for certain perceived or potential conflicts of interest, including:

o	public companies that include BlackRock employees on their boards of directors

o	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors

o	public companies that are the subject of certain transactions involving BlackRock Funds

o	public companies that are joint venture partners with BlackRock, and

o	public companies when legal or regulatory requirements compel BlackRock to use an independent third-party voting service provider

In selecting an independent third-party voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one independent third-party voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider.

Securities lending

If authorized, BlackRock acts as a securities lending agent on behalf of its clients. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns which in turn may allow fund providers to offset fund expenses.

With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them to allow for voting. This decision is guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration). BAIS works with active portfolio managers, as well as colleagues in the Securities Lending team, to evaluate the costs and benefits to clients of recalling shares on loan.

In almost all instances, BlackRock anticipates that the potential long-term financial value to clients of voting shares would not warrant recalling securities on loan. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Reporting and vote transparency

BAIS is committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and disclosure on our website.

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Want to know more?

blackrock.com/stewardship | ContactActiveStewardship@blackrock.com

The document is provided for information purposes only and is subject to change. Reliance upon this information is at the sole discretion of the reader.

Prepared by BlackRock, Inc.

© 2025 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

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SAI-PMMF-0226

BLACKROCK ETF TRUST

PART C. OTHER INFORMATION

Item 28.	Exhibits.

Exhibit Number		Description

1		— Articles of Incorporation.

(a	)

— Certificate of Trust, dated October 31, 2018, is incorporated by reference to Exhibit 1(a) to Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “Securities Act”) (File No. 333-228832) (the “Registration Statement”), filed on December 14, 2018.

(b	)

— Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), dated February 21, 2019, is incorporated by reference to Exhibit 1(b) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement, filed on March 4, 2019.

2		— By-laws.

(a	)	— By-Laws, dated November 19, 2018, is incorporated by reference to Exhibit 2(a) to Registrant’s Registration Statement, filed on December 14, 2018.

(b	)	— Amendment No. 1 to the By-Laws of Registrant, effective as of November 11, 2020, is incorporated by reference to Exhibit 2(b) to Registrant’s Registration Statement, filed on November 24, 2020.

3		— Instruments Defining Rights of Security Holders.

(a	)	— Articles II, VII, IX and X of the Declaration of Trust are incorporated by reference to Exhibit 1(b) of Registrant’s Registration Statement.

(b	)	— Articles IV and VI of the By-Laws are incorporated by reference to Exhibits 2(a)-(b) of Registrant’s Registration Statement.

4		— Investment Advisory Contracts.

(a	)

— Form of Investment Advisory Agreement between Registrant and BlackRock Fund Advisors (the “Investment Advisor”) (the “Investment Advisory Agreement”) is incorporated by reference to Exhibit 4(a) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement, filed on March 4, 2019.

(b	)

— Schedule A, as amended February 19, 2026, to the Investment Advisory Agreement between Registrant and the Investment Advisor is incorporated by reference to Exhibit 4(b) of Post-Effective Amendment No. 154 to Registrant’s Registration Statement, filed on February 20, 2026.

(c	)

— Form of Sub-Investment Advisory Agreement between the Investment Advisor and BlackRock International Limited (“BIL”) with respect to iShares FinTech Active ETF (f/k/a BlackRock Future Financial and Technology ETF) is incorporated by reference to Exhibit 4(d) of Post-Effective Amendment No. 32 to Registrant’s Registration Statement, filed on August 9, 2022.

(d	)

— Form of Sub-Investment Advisory Agreement between the Investment Advisor and BIL with respect to BlackRock U.S. Carbon Transition Readiness ETF is incorporated by reference to Exhibit 4(e) of Post-Effective Amendment No. 39 to Registrant’s Registration Statement, filed on November 22, 2022.

(e	)

— Form of Sub-Investment Advisory Agreement between the Investment Advisor and BIL with respect to BlackRock World ex U.S. Carbon Transition Readiness ETF is incorporated by reference to Exhibit 4(f) of Post-Effective Amendment No. 39 to Registrant’s Registration Statement, filed on November 22, 2022.

Exhibit Number		Description

(f	)

—Form of Sub-Investment Advisory Agreement between the Investment Advisor and BIL with respect to iShares Advantage Large Cap Income ETF (f/k/a BlackRock Advantage Large Cap Income ETF) is incorporated by reference to Exhibit 4(g) of Post-Effective Amendment No. 48 to Registrant’s Registration Statement, filed on September 1, 2023.

(g	)

—Form of Sub-Investment Advisory Agreement between the Investment Advisor and BIL with respect to iShares International Dividend Active ETF (f/k/a BlackRock International Dividend ETF) is incorporated by reference to Exhibit 4(h) of Post-Effective Amendment No. 76 to Registrant’s Registration Statement, filed on May 22, 2024.

(h	)

—Form of Sub-Investment Advisory Agreement between the Investment Advisor and BIL with respect to iShares U.S. Select Equity Active ETF (f/k/a iShares Long-Term U.S. Equity Active ETF) is incorporated by reference to Exhibit 4(i) of Post-Effective Amendment No. 78 to Registrant’s Registration Statement, filed on June 6, 2024.

(i	)

—Form of Sub-Investment Advisory Agreement between the Investment Advisor and BIL with respect to iShares Defense Industrials Active ETF, is incorporated by reference to Exhibit 4(j) of Post-Effective Amendment No. 120 to Registrant’s Registration Statement, filed on May 13, 2025.

(j	)

—Form of Sub-Investment Advisory Agreement between the Investment Advisor and BIL with respect to iShares Infrastructure Active ETF, is incorporated by reference to Exhibit 4(k) of Post-Effective Amendment No. 123 to Registrant’s Registration Statement, filed on July 9, 2025.

(k	)

—Form of Sub-Investment Advisory Agreement between the Investment Advisor and BlackRock (Singapore) Limited with respect to iShares Infrastructure Active ETF, is incorporated by reference to Exhibit 4(l) of Post-Effective Amendment No. 123 to Registrant’s Registration Statement, filed on July 9, 2025.

(l	)

—Form of Sub-Investment Advisory Agreement between the Investment Advisor and BIL with respect to iShares Systematic Alternatives Active ETF, is incorporated by reference to Exhibit 4(m) of Post-Effective Amendment No. 137 to Registrant’s Registration Statement, filed on November 7, 2025.

(m	)

—Form of Sub-Investment Advisory Agreement between the Investment Advisor and BIL with respect to iShares Nasdaq Premium Income Active ETF, is incorporated by reference to Exhibit 4(m) of Post-Effective Amendment No. 138 to Registrant’s Registration Statement, filed on November 10, 2025.

5		—UnderwritingContracts.

(a	)

—Form of Distribution Agreement between Registrant and BlackRock Investments, LLC (“BRIL”) is incorporated by reference to Exhibit 5(a) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement, filed on March 4, 2019.

(b	)

—Schedule A, as amended February 19, 2026, to the Distribution Agreement between Registrant and BRIL is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 154 to Registrant’s Registration Statement, filed on February 20, 2026.

6		—Bonus or Profit Sharing Contracts.

(a	)	— Not applicable.

7		—Custodian Agreements.

(a	)

—Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated December 31, 2018 is incorporated by reference to Exhibit 7(g) of Post-Effective Amendment No. 943 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on February 28, 2019.

Exhibit Number		Description

8		—Other Material Contracts.

(a	)

—Administration and Fund Accounting Services Agreement dated December 31, 2018 between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit 8(k) of Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of Managed Account Series (File No. 333-124463), filed on February 28, 2019.

(b	)

—Form of Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit 8(b) of Pre-Effective Amendment No. 2 to Registrant’s Registration Statement, filed on March 13, 2019.

(c	)

—Form of Twelfth Amended and Restated Credit Agreement among Registrant, a syndicate of banks and certain other parties is incorporated by reference to Exhibit 8(d) of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of BlackRock Series Fund, Inc. (File No. 2-69062), filed on April 21, 2025.

(d	)

—Form of Tenth Amended and Restated Securities Lending Agency Agreement between Registrant and BlackRock Institutional Trust Company, N.A. is incorporated by reference to Exhibit 8(r) of Post-Effective Amendment No. 1289 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on January 26, 2026.

(e	)

—Schedule A, as amended February 19, 2026, to the Tenth Amended and Restated Securities Lending Agency Agreement between Registrant and BlackRock Institutional Trust Company, N.A. is incorporated by reference to Exhibit 8(e) of Post-Effective Amendment No. 154 to Registrant’s Registration Statement, filed on February 20, 2026.

(f	)

—Form of Thirteenth Amended and Restated Expense Limitation Agreement by and between Registrant, BlackRock Advisors, LLC and BlackRock Fund Advisors is incorporated by reference to Exhibit 8(e) of Post-Effective Amendment No. 70 to the Registrant’s Registration Statement, filed on March 21, 2024.

(g	)

—Amended and Restated BlackRock Rule 12d1-4 Proprietary Fund of Funds Investment Agreement between the Registrant and other registered open-end investment companies party thereto is incorporated by reference to Exhibit 8(m) of Post-Effective Amendment No. 391 to the Registration Statement on Form N-1A of BlackRock Funds III (File No. 33-54126), filed on September 18, 2024.

(h	)

—Schedules A and B, as amended July 1, 2025, to the Amended and Restated BlackRock Rule 12d1-4 Proprietary Fund of Funds Investment Agreement between the Registrant and the other registered open-end investment companies party thereto is incorporated by reference to Exhibit (h)(13) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of BlackRock ETF Trust II (File No. 333-236575), filed on July 1, 2025.

(i	)

—12d1-4 Fund of Funds Investment Agreements between iShares Trust, the Registrant and the other registrants party thereto, dated as of January 19, 2022, are incorporated by reference to Exhibit (h.30) of Post-Effective Amendment No. 2,524 to the Registration Statement on Form N-1A of iShares Trust, filed February 28, 2022.

(j	)

— Schedule A to the 12d1-4 Fund of Funds Investment Agreement between iShares Trust, the Registrant and the Morningstar Funds Trust, amended April 6, 2022, is incorporated by reference to Exhibit (h.30.1) of Post-Effective Amendment No. 2,542 to the Registration Statement on Form N-1A of iShares Trust, filed April 22, 2022.

(k	)

— Schedule A to the 12d1-4 Fund of Funds Investment Agreement between iShares Trust, the Registrant, JPMorgan Trust I, JPMorgan Trust II, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Institutional Trust, JPMorgan Insurance Trust, J.P. Morgan Mutual Fund Investment Trust, Undiscovered Managers Funds, J.P. Morgan Exchange-Traded Fund Trust and JPMorgan Trust IV, amended September 1, 2023, is incorporated by reference to Exhibit 8(i) of Post-Effective Amendment No. 48 to Registrant’s Registration Statement, filed on September 1, 2023.

Exhibit Number		Description

(l	)

— Fund of Funds Agreement between Voya Balanced Portfolio, Inc. and the other registrants party thereto, dated as of January 19, 2022, and Amendment No. 1 to Fund of Funds Agreement between Voya Balanced Portfolio, Inc. and the other registrants party thereto, dated as of September 10, 2024, are incorporated herein by reference to Exhibit 8(gg) of Post-Effective Amendment No. 1226 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305) filed on September 23, 2024.

(m	)

— 12d1-4 Fund of Funds Investment Agreement between iShares Trust, the Registrant and Carillon Family of Funds, dated as of February 17, 2022, is incorporated by reference to Exhibit (h.32) of Post-Effective Amendment No. 2,530 to the Registration Statement on Form N-1A of iShares Trust, filed March 23, 2022.

(n	)

— 12d1-4 Fund of Funds Investment Agreement between the Registrant, BlackRock ETF Trust II, iShares Trust, iShares, Inc., iShares U.S. ETF Trust, BlackRock FundsSM, and Pacific Select Fund, dated as of August 1, 2022, is incorporated by reference to Exhibit 8(j) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement, filed on November 22, 2022.

(o	)

— ETF Services Agreement between the Registrant, BlackRock ETF Trust II, the Investment Advisor and BRIL, dated as of March 29, 2022, is incorporated by reference to Exhibit 8(k) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement, filed on November 22, 2022.

(p	)

— Schedule A, as amended February 19, 2026, to the ETF Services Agreement between the Registrant, BlackRock ETF Trust II, the Investment Advisor and BRIL is incorporated by reference to Exhibit 8(p) of Post-Effective Amendment No. 154 to Registrant’s Registration Statement, filed on February 20, 2026.

(q	)

—Form of BFA Master Services Agreement between the Registrant, the Investment Advisor and The Bank of New York Mellon, dated as of December 7, 2021, is incorporated by reference to Exhibit (h)(13) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of BlackRock ETF Trust II (File No. 333-236575), filed on June 23, 2023.

(r	)

— Fund of Funds Agreement between Registrant, Fidelity Rutland Square Trust II and the other registrants party thereto, dated as of January 18, 2022, is incorporated herein by reference to Exhibit h(15) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of BlackRock Funds IV (File No. 333-224373), filed on September 20, 2022.

(s	)

— Amendment No. 1 to Fund of Funds Agreement between Registrant, Fidelity Rutland Square Trust II and the other registrants party thereto, dated as of May 20, 2022, is incorporated herein by reference to Exhibit h(16) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of BlackRock Funds IV (File No. 333-224373) filed on September 20, 2022.

(t	)

— Amendment No. 2 to Fund of Funds Agreement between Registrant, Fidelity Rutland Square Trust II and the other registrants party thereto, dated as of December 8, 2023, is incorporated herein by reference to Exhibit 8(ee) of Post-Effective Amendment No. 1204 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on January 24, 2024.

(u	)

— BFA Master Services Agreement between Registrant, BFA, State Street Bank and Trust Company and the other registrants party thereto, dated as of December 7, 2021, is incorporated by reference to Exhibit 8(s) of Post-Effective Amendment No. 80 to Registrant’s Registration Statement, filed on July 11, 2024.

Exhibit Number		Description

(v	)

— Participation Agreement between Registrant, BFA, State Street Bank and Trust Company and the other registrants party thereto, dated as of April 1, 2024, is incorporated by reference to Exhibit 8(t) of Post-Effective Amendment No. 80 to Registrant’s Registration Statement, filed on July 11, 2024.

(w	)

—Fundof Funds Agreement between John Hancock Variable Insurance Trust and the other registrants party thereto, dated as of January 19, 2022, and Amendment No. 1 to Fund of Funds Agreement between John Hancock Variable Insurance Trust and the other registrants party thereto, dated as of August 16, 2024, are incorporated herein by reference to Exhibit 8(ff) of Post-Effective Amendment No. 1226 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on September 23, 2024.

(x	)

—Fundof Funds Agreement between Voya Balanced Portfolio, Inc. and the other registrants party thereto, dated as of January 19, 2022, and Amendment No. 1 to Fund of Funds Agreement between Voya Balanced Portfolio, Inc. and the other registrants party thereto, dated as of September 10, 2024, are incorporated herein by reference to Exhibit 8(gg) of Post-Effective Amendment No. 1226 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on September 23, 2024.

(y	)

—Formof Master Services Agreement, dated December 7, 2021 related to the Registrant for JPMorgan Chase Bank, N.A., is incorporated herein by reference to Exhibit (h.35) of Post-Effective Amendment No. 2,565 to the Registration Statement on Form N-1A of iShares Trust (File No. 333-92935), filed on July 26, 2022.

9		— Legal Opinion.

(a	)	—None.

10		— Other Opinions.

(a	)	— Consent of Independent Registered Public Accounting Firm for Registrant is filed herewith.

11		— Omitted Financial Statements.

(a	)	— None.

12		— Initial Capital Agreements.

(a	)

— Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares U.S. Equity Factor Rotation Active ETF (f/k/a BlackRock U.S. Equity Factor Rotation ETF) is incorporated by reference to Exhibit 12(a) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement, filed on March 4, 2019.

(b	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Health Innovation Active ETF (f/k/a BlackRock Future Health ETF) is incorporated by reference to Exhibit 12(b) of Post-Effective Amendment No. 13 to Registrant’s Registration Statement, filed on September 22, 2020.

(c	)

— Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to BlackRock U.S. Carbon Transition Readiness ETF is incorporated by reference to Exhibit 12(e) of Post-Effective Amendment No. 18 to Registrant’s Registration Statement, filed on March 23, 2021.

(d	)

— Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to BlackRock World ex U.S. Carbon Transition Readiness ETF is incorporated by reference to Exhibit 12(f) of Post-Effective Amendment No. 18 to Registrant’s Registration Statement, filed on March 23, 2021.

Exhibit Number		Description

(e	)

— Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares U.S. Thematic Rotation Active ETF (f/k/a BlackRock Future U.S. Themes ETF) is incorporated by reference to Exhibit 12(h) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement, filed on December 7, 2021.

(f	)

— Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares FinTech Active ETF (f/k/a BlackRock Future Financial and Technology ETF) is incorporated by reference to Exhibit 12(h) of Post-Effective Amendment No. 32 to Registrant’s Registration Statement, filed on August 9, 2022.

(g	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Large Cap Value Active ETF (f/k/a BlackRock Large Cap Value ETF), is incorporated by reference to Exhibit 12(i) of Post-Effective Amendment No. 43 to Registrant’s Registration Statement, filed on May 15, 2023.

(h	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares U.S. Large Cap Premium Income Active ETF (f/k/a iShares Advantage Large Cap Income ETF), is incorporated by reference to Exhibit 12(j) of Post-Effective Amendment No. 48 to Registrant’s Registration Statement, filed on September 1, 2023.

(i	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Large Cap Core Active ETF (f/k/a BlackRock Large Cap Core ETF), is incorporated by reference to Exhibit 12(k) of Post-Effective Amendment No. 50 to Registrant’s Registration Statement, filed on October 19, 2023.

(j	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares U.S. Industry Rotation Active ETF (f/k/a BlackRock U.S. Industry Rotation ETF), is incorporated by reference to Exhibit 12(l) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement, filed on March 21, 2024.

(k	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares International Dividend Active ETF (f/k/a BlackRock International Dividend ETF), is incorporated by reference to Exhibit 12(m) of Post-Effective Amendment No. 76 to Registrant’s Registration Statement, filed on May 22, 2024.

(l	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Large Cap Growth Active ETF (f/k/a BlackRock Large Cap Growth ETF), is incorporated by reference to Exhibit 12(n) of Post-Effective Amendment No. 77 to Registrant’s Registration Statement, filed on May 28, 2024.

(m	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares U.S. Select Equity Active ETF (f/k/a iShares Long-Term U.S. Equity Active ETF), is incorporated by reference to Exhibit 12(o) of Post-Effective Amendment No. 78 to Registrant’s Registration Statement, filed on June 6, 2024.

(n	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Enhanced Short-Term Bond Active ETF (f/k/a BlackRock Enhanced Short-Term Bond ETF), is incorporated by reference to Exhibit 12(p) of Post-Effective Amendment No. 80 to Registrant’s Registration Statement, filed on July 11, 2024.

(o	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Technology Opportunities Active ETF, is incorporated by reference to Exhibit 12(q) of Post-Effective Amendment No. 92 to Registrant’s Registration Statement, filed on October 16, 2024.

Exhibit Number		Description

(p	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares A.I. Innovation and Tech Active ETF, is incorporated by reference to Exhibit 12(r) of Post-Effective Amendment No. 93 to Registrant’s Registration Statement, filed on October 16, 2024.

(q	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares International Country Rotation Active ETF, is incorporated by reference to Exhibit 12(s) of Post-Effective Amendment No. 106 to Registrant’s Registration Statement, filed on November 27, 2024.

(r	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Government Money Market ETF, is incorporated by reference to Exhibit 12(t) of Post-Effective Amendment No. 109 to Registrant’s Registration Statement, filed on January 22, 2025.

(s	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Prime Money Market ETF, is incorporated by reference to Exhibit 12(u) of Post-Effective Amendment No. 110 to Registrant’s Registration Statement, filed on January 22, 2025.

(t	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Disciplined Volatility Equity Active ETF is incorporated by reference to Exhibit 12(v) of Post-Effective Amendment No. 113 to Registrant’s Registration Statement, filed on February 20, 2025.

(u	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Dynamic Equity Active ETF is incorporated by reference to Exhibit 12(w) of Post-Effective Amendment No. 113 to Registrant’s Registration Statement, filed on February 20, 2025.

(v	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Managed Futures Active ETF, is incorporated by reference to Exhibit 12(x) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement, filed on March 3, 2025.

(w	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Defense Industrials Active ETF, is incorporated by reference to Exhibit 12(y) of Post-Effective Amendment No. 120 to Registrant’s Registration Statement, filed on May 13, 2025.

(x	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares International Equity Factor Rotation Active ETF, is incorporated by reference to Exhibit 12(z) of Post-Effective Amendment No. 122 to Registrant’s Registration Statement, filed on July 9, 2025.

(y	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Infrastructure Active ETF, is incorporated by reference to Exhibit 12(aa) of Post-Effective Amendment No. 123 to Registrant’s Registration Statement, filed on July 9, 2025.

(z	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Enhanced Large Cap Core Active ETF, is incorporated by reference to Exhibit 12(bb) of Post-Effective Amendment No. 136 to Registrant’s Registration Statement, filed on October 29, 2025.

(aa	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Systematic Alternatives Active ETF, is incorporated by reference to Exhibit 12(bb) of Post-Effective Amendment No. 137 to Registrant’s Registration Statement, filed on November 7, 2025.

Exhibit Number		Description

(bb	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Nasdaq Premium Income Active ETF, is incorporated by reference to Exhibit 12(bb) of Post-Effective Amendment No. 138 to Registrant’s Registration Statement, filed on November 10, 2025.

(cc	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Large Cap Value Active ETF II, is incorporated by reference to Exhibit 12(cc) of Post-Effective Amendment No. 151 to Registrant’s Registration Statement, filed on February 6, 2026.

(dd	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Enhanced Emerging Markets Active ETF, is incorporated by reference to Exhibit 12(dd) of Post-Effective Amendment No. 154 to Registrant’s Registration Statement, filed on February 20, 2026.

(ee	)

—Form of Purchase Agreement between Registrant and BlackRock Financial Management, Inc. relating to iShares Enhanced International Active ETF, is incorporated by reference to Exhibit 12(ee) of Post-Effective Amendment No. 155 to Registrant’s Registration Statement, filed on February 20, 2026.

13		— Rule 12b-1 Plan.

(a	)	— Not applicable.

14		— Rule 18f-3 Plan.

(a	)	— Not applicable.

15		— Reserved

16		— Codes of Ethics.

(a	)

—Codeof Ethics of Registrant, BlackRock Investments, LLC, BlackRock Fund Advisors and BlackRock International Limited is incorporated by reference to Exhibit 16(a) of Post-Effective Amendment No. 1257 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on May 23, 2025.

(b	)

—Codeof Ethics (Global Personal Investments Policy) for BlackRock, Inc. and its subsidiaries is incorporated by reference to is incorporated by reference to Exhibit 16(b) of Post-Effective Amendment No. 1289 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on January 26, 2026.

99		— Power of Attorney

(a	)	— Power of Attorney is incorporated by reference to Exhibit 99(a) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement, filed on March 4, 2019.

(b	)

— Power of Attorney of Lori Richards is incorporated herein by reference to Exhibit 99(b) of Post-Effective Amendment No. 1212 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on July 5, 2024.

(c	)

— Power of Attorney of Christopher J. Ailman is incorporated by reference to Exhibit 99(c) of Post-Effective Amendment No. 391 to the Registration Statement on Form N-1A of BlackRock Funds III (File No. 33-54126), filed on September 18, 2024.

Item 29.	Persons Controlled by or under Common Control with Registrant.

The Registrant, with respect to its series iShares Managed Futures Active ETF and iShares Dynamic Equity Active ETF, wholly owns and controls the iShares Managed Futures Active ETF Cayman, Ltd. and Cayman GA Dynamic Equity Fund, Ltd. (the “Subsidiaries”), each a company organized under the laws of the Cayman Islands. The Subsidiaries’ financial statements will be included on a consolidated basis in iShares Managed Futures Active ETF’s and iShares Dynamic Equity Active ETF’s Annual and Semi-Annual Financial Statements and Additional Information.

Item 30.	Indemnification.

Indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 8 of the Distribution Agreement referenced in Exhibit 5(a). Indemnification of Registrant’s Custodian, Transfer Agent and Administrator is provided for, respectively, in Section 15 of the Master Custodian Agreement referenced in Exhibit 7(a), Section 7 of the Transfer Agency and Service Agreement referenced in Exhibit 8(b) and Section 8 of the Administration and Fund Accounting Services Agreement referenced in Exhibit 8(a). Registrant intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, Section 10.2 of Registrant’s Declaration of Trust referenced in Exhibit 1(b) provides as follows:

Indemnification.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust or the applicable Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof; and

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office:

(A)	by the court or other body approving the settlement;

(B)

by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or

(C)	by written opinion of independent legal counsel based upon a review of readily-available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a Person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other Persons may be entitled by contract or otherwise under law.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 10.2 shall be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it ultimately is determined that he or she is not entitled to indemnification under this Section 10.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking; (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a trial-type inquiry or full investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2. Notwithstanding anything else herein, any amendment to Article X hereof shall not be effective to limit the rights to indemnification or insurance provided herein with respect to any Covered Persons without such Covered Person’s written consent. The advancement of any expenses pursuant to this Section 10.2(d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(e) The Trust is authorized to enter into separate indemnification agreements with any one or more Trustees or officers of the Trust.

(f) Any repeal or modification of this Article X or adoption or modification of any other provision of this Trust Instrument inconsistent with this Article shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(h) Notwithstanding any other provision in this Trust Instrument to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 10.2 and any advancement of expenses that any Covered Person is entitled to be paid under Section 10.2(d) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article X; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 10.3 of Registrant’s Declaration of Trust, referenced in Exhibit 1(b), also provides for the indemnification of shareholders of Registrant. Section 10.3 states as follows:

Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall assume, upon request by the Shareholder, the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Item 31.	Business and Other Connections of the Investment Advisers.

BlackRock Fund Advisors (“BFA”). The information required by this Item 31 about officers and directors of BFA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BFA pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-22609).

(b) BlackRock International Limited (“BIL”). The information required by this Item 31 about officers and directors of BIL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIL pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

Item 32.	Principal Underwriters.

(a) BlackRock Investments, LLC (“BRIL”) acts as the principal underwriter or placement agent, as applicable, for each of the following open-end registered investment companies, including Registrant:

BlackRock Advantage Global Fund, Inc.	BlackRock Large Cap Focus Value Fund, Inc.
BlackRock Advantage SMID Cap Fund, Inc.	BlackRock Large Cap Series Funds, Inc.
BlackRock Allocation Target Shares	BlackRock Liquidity Funds
BlackRock Balanced Fund, Inc.	BlackRock Mid-Cap Value Series, Inc.
BlackRock Bond Fund, Inc.	BlackRock Multi-State Municipal Series Trust
BlackRock California Municipal Series Trust	BlackRock Municipal Bond Fund, Inc.
BlackRock Capital Appreciation Fund, Inc.	BlackRock Municipal Series Trust
BlackRock Emerging Markets Fund, Inc.	BlackRock Natural Resources Trust
BlackRock Equity Dividend Fund	BlackRock Series Fund, Inc.
BlackRock ETF Trust	BlackRock Series Fund II, Inc.
BlackRock ETF Trust II	BlackRock Series, Inc.
BlackRock Financial Institutions Series Trust	BlackRock Strategic Global Bond Fund, Inc.
BlackRock FundsSM	BlackRock Unconstrained Equity Fund
BlackRock Funds II	BlackRock Variable Series Funds, Inc.
BlackRock Funds III	BlackRock Variable Series Funds II, Inc.
BlackRock Funds IV	iShares, Inc.
BlackRock Funds V	iShares Trust
BlackRock Funds VI	iShares U.S. ETF Trust
BlackRock Funds VII, Inc.	Managed Account Series
BlackRock Global Allocation Fund, Inc.	Managed Account Series II
BlackRock Index Funds, Inc.	Master Investment Portfolio
BlackRock International Select Equity Fund	Master Investment Portfolio II
BlackRock Large Cap Focus Growth Fund, Inc.	Quantitative Master Series LLC

BRIL also acts as the distributor or placement agent for the following closed-end registered investment companies:

BlackRock Alpha Strategies Fund

BlackRock Core Bond Trust

BlackRock Corporate High Yield Fund, Inc.

BlackRock Credit Strategies Fund

BlackRock Debt Strategies Fund, Inc.

BlackRock Enhanced Equity Dividend Trust

BlackRock Floating Rate Income Trust

BlackRock Health Sciences Trust

BlackRock Income Trust, Inc. BlackRock Investment Quality Municipal Trust, Inc.

BlackRock Limited Duration Income Trust

BlackRock Multi-Sector Income Trust

BlackRock Municipal Income Trust

BlackRock Private Investments Fund

BlackRock Science and Technology Trust

BlackRock Utilities, Infrastructure & Power Opportunities Trust

BRIL provides numerous financial services to BlackRock-advised funds and is the distributor of BlackRock’s open-end funds. These services include coordinating and executing Authorized Participation Agreements, preparing, reviewing and providing advice with respect to all sales literature and responding to Financial Industry Regulatory Authority comments on marketing materials.

(b) Set forth below is information concerning each director and officer of BRIL. The principal business address of each such person is 50 Hudson Yards, New York, NY 10001.

Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Jon Maro	Chairman and Chief Executive Officer, Board of Managers	None
Christopher J. Meade	Chief Legal Officer, General Counsel and Senior Managing Director	None
Zachary Marcus	Chief Financial Officer	None
Gregory Rosta	Chief Compliance Officer and Director	None
Cynthia Rzomp	Chief Operating Officer	None
Andrew Dickson	Secretary and Managing Director	None
Martin Small	Senior Managing Director	None
Michael Bishopp	Managing Director	None
Samara Cohen	Managing Director	None
Jonathan Diorio	Managing Director	None
Lisa Hill	Managing Director	None
Brendan Kyne	Managing Director	None
Stuart Murray	Managing Director	None
Jonathan Steel	Managing Director	None
Ariana Brown	Director	None
Chris Nugent	Director	None
Angelica Neto-Nolan	Vice President	None
Lourdes Sanchez	Vice President	None
Lisa Belle	Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer
Joseph Devico	Board of Managers	None
Meredith Herold	Board of Managers	None
Dominik Rohe	Board of Managers	None
Roland Villacorta	Board of Managers	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

Omitted pursuant to Instruction 3 of Item 33 of Form N-1A.

Item 34. Management Services.

None.

Item 35. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on February 24, 2026.

BLACKROCK ETF TRUST (REGISTRANT) ON BEHALF OF ISHARES PRIME MONEY MARKET ETF

By:	/S/ JOHN M. PERLOWSKI
(John M. Perlowski, President and Chief Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John M. Perlowski)	Trustee, President and Chief Executive Officer (Principal Executive Officer)	February 24, 2026

/S/ TRENT WALKER (Trent Walker)	Chief Financial Officer (Principal Financial and Accounting Officer)	February 24, 2026

CHRISTOPHER J. AILMAN* (Christopher J. Ailman)	Trustee

SUSAN J. CARTER* (Susan J. Carter)	Trustee

COLLETTE CHILTON* (Collette Chilton)	Trustee

NEIL A. COTTY* (Neil A. Cotty)	Trustee

HENRY R. KEIZER* (Henry R. Keizer)	Trustee

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

DONALD C. OPATRNY* (Donald C. Opatrny)	Trustee

LORI RICHARDS* (Lori Richards)	Trustee

Signature	Title	Date

MARK STALNECKER* (Mark Stalnecker)	Trustee

KENNETH L. URISH* (Kenneth L. Urish)	Trustee

CLAIRE A. WALTON* (Claire A. Walton)	Trustee

ROBERT FAIRBAIRN* (Robert Fairbairn)	Trustee

*By: /S/ JANEY AHN		February 24, 2026
(Janey Ahn, Attorney-In-Fact)

EXHIBIT INDEX

Exhibit Number		Description

10	(a)	Consent of Independent Registered Public Accounting Firm